REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        i

Technical Report Summary
of
REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico

Prepared for:
Intrepid Potash–New Mexico, LLC

Revised Report Date:
November 27, 2023

Effective Date:
December 31, 2021

Prepared by:
RESPEC
660 Rood Avenue, Suite A
Grand Junction, Colorado 81501

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        ii
Date and Signature Page

This report titled “Technical Report Summary of Revised 2021 Estimated Resources and Reserves at Intrepid Potash – New Mexico” is effective as of December 31, 2021 and was prepared and signed by RESPEC, LLC, acting as a Qualified Person Firm.
Signed and Dated November 27, 2023

(signed/sealed) RESPEC LLC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        iii
Technical Report Summary
of
REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        iv

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        v

Section	Description	Page
17.4	Agreements with Local Individuals	70
17.5	Closure Plans	70
17.6	Adequacy of Current Plans and Compliance	72
18	Capital and Operating Costs	73
18.1	Operating Cost Estimate	73
18.2	Capital Cost Estimate	73
18.3	Accuracy Discussion	74
19	Economic Analysis	75
19.1	Key Assumptions, Parameters, and Methods	75
19.2	Economic Analysis	75
19.3	Sensitivity Analysis	75
20	Adjacent Properties	81
21	Other Relevant Data and Information	82
22	Interpretation and Conclusions	83
23	Recommendations	84
24	References	85
25	Reliance on Information	89

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        vi

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        vii

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        viii

List of Figures
Figure	Description	Page
Figure 19-3.	Pre-Tax NPV Sensitivity to Price and Costs	80
Figure 19-4.	After-Tax NPV Sensitivity to Price and Costs	80

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        ix

List of Abbreviations
°    degree
%    percent
Agapito    Agapito Associates, Inc.
AMAX    AMAX/Horizon Mine
APR    Annual Percentage Rate
BLM    United States Bureau of Land Management
BNSF    Burlington Northern Santa Fe
CFR    Code of Federal Regulations
CL    Competitive Lease
COGS    cost of goods sold
CPD    Carlsbad Potash District
DMS    dense media separation
DOI    United States Department of Interior
EA    Environmental Audit
EIS    Environmental Impact Statement
EOY    end of year
F    Fahrenheit
FR    Federal Register
ft    feet or foot
ft3    cubic foot
ft%    feet-percent
g    grams
g/cm3    grams per cubic centimeter
gpm    gallons per minute
GT    grade thickness
hp    horsepower
ID2    inverse distance squared
Intrepid    Intrepid Potash, Inc.
IPNM     Intrepid Potash–New Mexico, LLC
K2O    potassium oxide
K2SO4 ·2MgSO4    langbeinite
KCl    sylvite or potassium chloride
KPLA     Known Potash Leasing Area
LOM    Life-of-Mine
NMED    New Mexico Environmental Department
M    million
MOP    Muriate of Potash
MSHA    Mine Safety and Health Administration
msl    mean sea level
mm    millimeter
Mt    million tons
Mtpy    million tons per year
NaCl    halite
NCL    Non-Competitive Lease
NPV    Net Present Value
NAD    North American Datum
OSHA    Occupational Safety and Health Administration
PFD    process flow diagrams
PRL    Preference Rights Lease
QP    Qualified Person

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        x
RC    reflux classifier
REC    Recognized Environmental Concerns
RESPEC    RESPEC Company LLC
SEC    United States Securities Exchange Commission
SME    Society for Mining, Metallurgy & Exploration
SOE    statement of earnings
SOP    standard operating procedure
t    ton
TOC    Total Organic Carbon
tph    tons per hour
tpy    tons per year
TSF    Tailings Storage Facility
US    United States
USGS    United States Geological Survey
WIPP    Waste Isolation Pilot Plant
XRD    X-ray Diffraction

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        1
1Executive Summary
RESPEC Company, LLC. was commissioned by Intrepid Potash, Inc. (Intrepid) to revise the Technical Report Summary (TRS) prepared by Agapito Associates, Inc. (Agapito) filed as Exhibit 96.1 with the Intrepid Potash 10-K for EOY 2021 for the Intrepid Potash-New Mexico (IPNM) property. The revision adds clarification to the reserve tables by adding estimation methodology descriptions in Sections 1.5 and 12.2, clarifies the operating cost source and adds capital estimation of reclamation costs in Section 1.6 and 18, replaces a stratigraphic column that was based on geophysical logs to a standard cross section in Section 6, adds a mine plan in tabular format to Section 13, adds an accuracy discussion to Section 18, updates the cash flow in Section 19 to include the reclamation costs, updates the economic analysis in Section 19 using the revised cashflows and adds notes concerning adjacent properties in Section 20. The resources and reserves are estimated according to United States (US) Securities and Exchange Commission (SEC) S-K 1300 regulations.
1.1Property Description and Ownership
The property includes two operating mines, the East Underground and HB Solution Mines, one idled mine, the West Mine and the North Mine which was shut down in the early 1980’s. The property is located in Eddy and Lea Counties, near Carlsbad, New Mexico.
The East Plant processes the underground langbeinite ore into Trio®. The HB Plant produces Muriate of Potash (MOP) from the solution mine brine. The long-term underground mining plan includes development and high-extraction, room-and-pillar mining in the 3rd, 4th, 5th, 7th, 8th, and 10th ore zones. Solution mining of the 1st and 3rd ore zones in previously mined-out areas of the property is planned to continue long term.
1.2Geology and Mineralization
The geology of the potash-bearing beds of the Carlsbad area has been well documented. Overall, the potash-bearing beds may be described as bedded sedimentary rocks, deposited across the Delaware Basin and Northwest Shelf backreef from the Capitan Reef.
1.3Status of Exploration, Development and Operations
The property has been in continuous operation by IPNM since 2004. Confirmation drilling, channel sampling, and mine development are an integral part of the mine operations.
1.4Mineral Resource Estimates
The resource model created from the database of exploration and sampling data served as the basis for the mineral resource estimate. The sampling data includes channel samples from the active mining horizon. The resources reported as mineralized rock in place, exclusive of mineral reserves effective December 31, 2021, are shown in Table 1-1.
1.5Mineral Reserve Estimates
Using the mineral resource grids, applying a reserve cut-off and modifying factors to a 25-year detailed mine plan reserves were estimated. Table 1-2 shows the estimated reserve summaries in product tons effective December 31, 2021.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        2
Table 1-1.    Mineral Resource Estimate Summary effective December 31, 2021.

IPNM—Summary of Mineral Resources in millions of tons of Sylvinite in Place effective December 31, 2021 based on 406 $/product ton mine site
	Resources			Mechanical Mining Cutoff[2]	Processing Recovery
	Sylvinite[1]	Grade	Contained K2O
	(Mt)	(%K2O)	(Mt)	(ft-%K2O)	(%)
Measured Mineral Resources	370	15	56	45–59	75–85
Indicated Mineral Resources	200	14	29	45–59	75–85
Measured + Indicated Mineral Resources	570	15	85
Inferred Mineral Resources	-
IPNM—Summary of Mineral Resources in millions of tons of Langbeinite Mineralized Rock in Place effective December 31, 2021, based on 425 $/product ton mine site
	Resources			Mechanical Mining Cutoff	Processing Recovery
	Langbeinite Mineralized Rock	Grade	Contained K2O
	(Mt)	(%K2O)	(Mt)	(ft-%K2O)	(%)
Measured Mineral Resources	50	10	5	32	68
Indicated Mineral Resources	60	10	6	32	68
Measured + Indicated Mineral Resources	110	10	11
Inferred Mineral Resources	-
[1]Sylvinite is a mixed evaporite containing NaCl and KCl.
[2]Solution mining resource cutoff for flooded old workings is the mining extents boundary.
Mineral Resources were initially prepared by Agapito Associates, Inc (2022) for EOY 2021 and revised by RESPEC for EOY 2021. RESPEC is a qualified firm for the estimate and independent of Intrepid Potash.
Mt = million tons; % = percent; K2O = potassium oxide; ft = feet

1.6Summary of Capital and Operating Cost Estimates
Operating cash cost per ton of product is estimated from actual operating data to average $200.
Capital investment necessary to complete the mine plans includes a system to remove concentrated magnesium brine from the evaporation pond network, pipeline upgrades, and well infrastructure to bring the AMAX/Horizon Mine (AMAX) into solution mining production. Capital is introduced in Year 25 for reclamation requirements if mining were to end in the 25th year. This investment is in addition to the sustaining capital requirements.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        3
Table 1-2.    IPNM Mineral Reserve Estimate Summary effective December 31, 2021

Summary of Potash Mineral Reserves effective December 31, 2021 based on 325 $/Product Ton Mine Site
	In-Place KCl	In-Situ Grade[1]	Product[2]	Brine Cutoff Grade[3]	Processing Recovery
Potash	(Mt)	(%K2O)	(Mt)	(%K2O)	(%)
Proven Mineral Reserves	5.5	20.8	4.4	2.0	85
Probable Mineral Reserves	0.3	19.2	0.2	2.0	85
Total Mineral Reserves	5.8	20.7	4.6
Summary of Langbeinite Mineral Reserves effective December 31, 2021, based on 340 $/Product Ton Mine Site
	ROM Ore[4]	In-Situ Grade[5] (Diluted)	Product[6]	Cutoff Grade	Processing Recovery
Langbeinite	(Mt)	(%K2O)	(Mt)	(ft-%K2O)	(%)
Proven Mineral Reserves	18.1	8.5	4.9	43	68
Probable Mineral Reserves	4.2	9.1	1.2	43	68
Total Mineral Reserves	22.3	8.6	6.1
1In-situ grade is the amount of K2O in the contact area of the caverns and is used to calculate the In-Place KCl.
[2]Product is calculated by multiplying In-Place KCl by: dissolution factor of 96%, areal recovery of 100%, geologic factor of 94.2%, plant recovery of 85%, cavern loss factor of 98%, and a product purity factor of (1/.95).

[3]Brine cutoff grade is the amount of K2O in the extracted brine necessary to cover the cash costs of production.
4ROM Ore is reported based on a detailed conventional mine plan adjusted for random impurities of 10%.
5In-situ grade (diluted) is the amount of K2O in the ore body with consideration of dilution occurring during mining.
[6]Product tons are calculated by multiplying ROM Ore by: the In-Situ Grade (Diluted)/22.7%, plant recovery of 68%, and a product purity factor of (1/.944). In-Situ Grade (Diluted) is divided by 22.7% to convert K2O grade to pure langbeinite by mass.

Mineral Reserves were initially prepared by Agapito Associates, Inc for EOY 2021 and revised by RESPEC for EOY 2021, a qualified firm for the estimate and independent of Intrepid Potash.
Mineral Reserves are reported exclusive of Mineral Resources, on a 100% basis.
Mt = million tons, % = percent, K2O = potassium oxide, ft = feet, ROM = Run-of-Mine

1.7Economic Analysis
The Net Present Value (NPV) at 8% Annual Percentage Rate (APR) for the before- and after-tax estimated cash flow is positive. The sensitivity to product price and operating cost for an 8% APR was evaluated. Varying costs and sales price plus and minus 10% the NPV remains positive.
1.8Permitting Requirements
The mines are in operation and necessary state and federal operating permits are in place.
1.9Conclusions and Recommendations
The QP recommends that IPNM continue planning for the challenges in solution mining with the presence of low levels of carnallite and plan for the expansion pipeline to the AMAX in the later years of the mine plan. The East mine could likely reduce costs by operating at increased capacities closer to the design capacity when product demand is realized. Overall, the property is operating successfully, and no additional exploration work is recommended beyond the ongoing confirmation drilling.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        4
2Introduction
This document was prepared to report the IPNM mineral resources in terms of in-situ tons and reserves in terms of saleable product at IPNM under the SEC S-K 1300 rules (2018). The Society for Mining, Metallurgy & Exploration (SME) Guide for Reporting Exploration Information, Mineral Resources and Mineral Reserves (SME 2017) (The SME Guide) supplements the modifying factors used to convert mineral resources to mineral reserves. This report is a revision to the TRS prepared by Agapito (2022) filed as Exhibit 96.1 with the Intrepid Potash 10-K for EOY 2021. The revision adds clarification to the reserve tables by adding estimation methodology descriptions in Sections 1.5 and 12.2, clarifies the operating cost source and adds capital estimation of reclamation costs in Section 1.6 and 18, replaces a stratigraphic column that was based on geophysical logs to a standard cross section in Section 6, adds a mine plan in tabular format to Section 13, adds an accuracy discussion to Section 18, updates the cash flow in Section 19 to include the reclamation costs, updates the economic analysis in Section 19 using the revised cashflows and adds notes concerning adjacent properties in Section 20.

2.1Terms of Reference
According to 17 Code of Federal Regulations (CFR) § 229.1301 (2021), the following definitions are included for reference:
An inferred mineral resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of limited geological evidence and sampling. An inferred mineral resource has the lowest level of geological confidence of all mineral resources, which prevents the application of the modifying factors in a manner useful for evaluation of economic viability. An inferred mineral resource, therefore, may not be converted to a mineral reserve.

An indicated mineral resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of adequate geological evidence and sampling. An indicated mineral resource has a lower level of confidence than the level of confidence of a measured mineral resource and may only be converted to a probable mineral reserve. As used in this subpart, the term adequate geological evidence means evidence that is sufficient to establish geological and grade or quality continuity with reasonable certainty.

A measured mineral resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of conclusive geological evidence and sampling. As used in this subpart, the term conclusive geological evidence means evidence that is sufficient to test and confirm geological and grade or quality continuity.

Modifying factors are the factors that a qualified person must apply to indicated and measured mineral resources and then evaluate in order to establish the economic viability of mineral reserves. A qualified person must apply and evaluate modifying factors to convert measured and indicated mineral resources to proven and probable mineral reserves. These factors include but are not restricted to mining; processing; metallurgical; infrastructure; economic; marketing; legal; environmental compliance; plans, negotiations, or agreements with local individuals or groups; and governmental factors.

A probable mineral reserve is the economically mineable part of an indicated and, in some cases, a measured mineral resource.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        5
A proven mineral reserve is the economically mineable part of a measured mineral resource. For a proven mineral reserve, the qualified person has a high degree of confidence in the results obtained from the application of the modifying factors and in the estimates of tonnage and grade or quality. A proven mineral reserve can only result from conversion of a measured mineral resource.

Throughout this report, reserves are presented in tons of K2O and potassium chloride (KCl). Historically, assay data have been reported in terms of %K2O and reserves in equivalent tons of K2O. Sylvite is KCl and, in many historical reports, reserve tons or product tons are recorded in terms of tons of KCl. Pure KCl equates to 63.18% K2O by mass. To convert tonnages from K2O to KCl, multiply by 1.583.

2.2Sources of Information
Agapito has previously completed reserve estimations under SEC Guide 7 (2008) rules for this property in New Mexico as shown in Table 2-1. The TRS by Agapito (2022) for reporting EOY 2021 under S-K 1300 rules is the subject of this revision.
2.3Personal Inspection
Personal inspection of the properties has occurred over the years by the QP. The most recent inspection of the property took place on November 6 and 7, 2019. The inspection included an underground and surface visit to the East, West, and HB Mines.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        6
Table 2-1.    Summary of Reserve Reports

Effective EOY	Title	Notes	Reference
2006	Determination of Reserves for IPNM of the Carlsbad East and West Mines	Included North Mine reserves hoisted through the West Mine Facilities.	Agapito 2007
2007	Determination of Estimated Proven and Probable Reserves for the Planned HB Solution Mine for Intrepid Mining, LLC		Agapito 2008
2008	Reserve Update for the Carlsbad HB, East and West Mines for Intrepid Potash, Inc.		Agapito 2009
2009	Determination of Estimated Proven and Probable Reserves at Intrepid Potash–New Mexico, LLC		Agapito 2010
2010	Determination of Estimated Proven and Probable Reserves at Intrepid Potash–New Mexico, LLC	AAI updated the reserve estimate by adjusting for the mined-out areas of the LOMP.	Agapito 2011
2011	Determination of Estimated Proven and Probable Reserves at Intrepid Potash–New Mexico, LLC	Reserve estimate as of EOY 2011 based on depletion by extraction of the IPNM’s LOMP.	Agapito 2012
2012	Determination of Estimated Proven and Probable Reserves at Intrepid Potash–New Mexico, LLC	New deposit information, lease boundaries, and an updated LOMP were incorporated into the reserve estimate.	Agapito 2013
2013	Determination of Estimated Proven and Probable Reserves at Intrepid Potash–New Mexico, LLC	EOY 2012 estimate was updated to account for depletion by extraction for 2013.	Agapito 2014
2014	Determination of Estimated Proven and Probable Reserves at Intrepid Potash–New Mexico, LLC	EOY 2012 estimate was updated to account for depletion by extraction for the 2013 and 2014 reserve estimate.	Agapito 2015
2015	End-of-Year 2015 Intrepid Potash, Inc. Reserve for the Carlsbad HB Solar Solution, East and West Mines Intrepid Potash–New Mexico, LLC	Updated lease maps, geologic database as of June 24, 2015, monthly lease reports, production maps, planning maps, and financial documents including sales and costs associated with the HB Solar Solution, West, and East Mines.	Agapito 2016
2016	End-of-Year 2016 Intrepid Potash, Inc. Reserve for the Carlsbad HB Solar Solution, East and West Mines Intrepid Potash–New Mexico, LLC	Depletion by extraction in the 1st, 3rd, 5th, and 7th ore zones from the 2015 EOY.	Agapito 2017
2017	End-of-Year 2017 Intrepid Potash, Inc. Reserve for the Carlsbad HB Solar Solution, East and West Mines
Conventional extraction of langbeinite at the IPNM East Mine 5th ore zone and solution extraction in the 1st and 3rd ore zones at the IPNM HB Solar Solution Mine with updated economic cutoff grades and drill island impacts.
Agapito 2018
2018	2018 Determination of Estimated Proven and Probable Reserves for the Carlsbad HB Solar Solution, East and West Mines	Updated lease maps, geologic database as of July 7, 2018, monthly lease reports, production maps, planning maps, and financial documents including sales and costs associated with the IPNM HB Solar Solution, West, and East Mines.	Agapito 2019
2019	2019 Determination of Estimated Proven and Probable Reserves for the Carlsbad HB Solar Solution, East and West Mines	Extraction, cutoff changes due to economic parameters, new exploration and channel sample data, drill islands, and financial data.	Agapito 2020
2020	2020 Determination of Estimated Proven and Probable Reserves for the Carlsbad HB Solar Solution, East and West Mines	Depletion by extraction in the 1st, 3rd, 5th, and 7th ore zones 2020 EOY.	Agapito 2021
2021	Technical Report Summary, 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico	Resources and reserves for all applicable zones EOY 2021	Agapito 2022

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        7
3Property Description
3.1Location and Area of the Property
The IPNM Carlsbad HB Solar Solution, East, West, and North Mines are located in southeastern New Mexico in Eddy and Lea Counties in the Carlsbad Potash District (CPD), as shown in Figure 3-1. The location is further defined by the boundary of the Known Potash Leasing Area (KPLA) as shown in Figure 3-2. This United States Bureau of Land Management (BLM) managed area consists of that part of the district where the co-development guidelines for oil and gas and potash are in effect for federal lands under the Secretary’s Order 3324 dated December 4, 2012 (Federal Register [FR] 2012-29393). This order revises and supersedes the Order of the Secretary of the Interior, dated October 28, 1986 (51 FR 39425), and corrected on August 26, 1987 (52 FR 32171). The 2012 Secretary’s Order does not alter the boundaries of the area. The area also contains state lands that are managed by the state under the New Mexico Oil Conservation Division Order R-111-P (State of New Mexico Energy, Mineral, and Natural Resources 1988). In general, the stated objective of the Secretary’s Order and R-111-P is to prevent waste of petroleum and mineral resources and maximize the economic recovery of oil, gas, and potash minerals in the area.
3.2Mineral Rights
IPNM controls the right to mine approximately 143,000 acres in New Mexico. Of that acreage, 32,000 acres are leased from the State of New Mexico, 106,000 acres are leased from the United States government through the BLM, and 240 acres of mineral rights are leased from private owners. IPNM owns 4,700 surface acres near the mine site, adjacent to the federal and state mining leases. Most mining operations are on properties leased from the state or the federal government. These leases generally contain stipulations that require IPNM to commence mining operations within a specified term and continue mining to retain the lease. The stipulations on IPNM leases are subject to periodic readjustment by the applicable state government and the federal government. Federal leases are for indefinite terms subject to readjustment of the lease stipulations, including the royalty payable to the federal government, every 20 years. Leases with the State of New Mexico are issued for terms of 10 years and for as long thereafter as potash is produced in commercial quantities and are subject to readjustment of the lease stipulations, including the royalty payable to the state. As of December 31, 2019, approximately 22% of IPNM’s state, federal, and private lease acres at their New Mexico facilities will be up for renewal within the next 5 years. Table 3-1 lists the leases and the terms.
3.3Significant Encumbrances
There are no significant encumbrances on the property. A reclamation bond is currently in place for $3.764M and is expected to be adjusted to $4.475M with agency approval over time.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        8

Farmington
Santa Fe
Albuquerque
New Mexico
Carlsbad
N
Picacho
Roswell
S. Springs Acres
Caprock
Tatum
McDonald
Dexter
Hagerman
Greenfield
Roswell Industrial Air Center
Bottomless Lakes S.P.
Dexter Nat'l. Fish Hatchery
LEA
Lovington
Flying H
Lake Arthur
Hope
Artesia
Riverside
Loco Hills
Atoka
Lakewood
Brantley Tank
Brantley Lake S.P.
Avalon Res.
EDDY
Lewis Pk. 6184 ft.
Monument
Oil Center
Eunice
Carlsbad
Living Desert S.P.
Cavern City Air Terminal
Otis
Loving
Malaga
Whites City
Black River Village
Sitting Bull Falls
LINCOLN NAT'L. FOR.
GUADALUPE MTS.
CARLSBAD CAVERNS NAT'L. PK.
ANTELOPE RIDGE
Jal
Bennett
Kermit
TEXAS
GUADALUPE MTS. NAT'L. PARK
HB Mine
North Mine
East Mine
West Mine
INTREPID
Essential Minerals for Success
HB AMAX MINE
HB NORTH MINE
HB SOUTH MINE
HB CRESCENT MINE
HB 2SE MINE
HB EDDY MINE
SAUNDERS MINE
NORTH MINE
WEST MINE
EAST MINE
EDDY COUNTY
LEA COUNTY
LEASE EXCLUSION
To Carlsbad, New Mexico
EDDY CO
LEA CO
PLAINS
OIL FIE

363-25 Intrepid New Mexico [New Mexico-Intrepid New Mex LLC West_East and HB Mines_Dec2020.cdr]rjl(12-14-2020)

Figure 3-1.    Location Map for the IPNM HB, East, and West Mines near Carlsbad, New Mexico

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        9

R. 28 E.
R. 29 E.
R. 30 E.
R. 31 E.
R. 32 E.
R. 33 E.
R. 34 E.
Maljamar
Loco Hills
BEAR GRASS DRAW
EDDY COUNTY
LEA COUNTY
MESCALERO
RIDGE
QUERECHO PLAINS
Oil City
NORTHWEST SHELF
HB Mine
NIMENIM RIDGE
LAGUNA PLAYA
CLAYTON BASIN
BURTON FLAT
MAROON CLIFFS
West Mine
CARLSBAD
PECOS RIVER
NASH DRAW
SAN SIMON SWALE
SALT LAKE
Loving
R. 27 E.
R. 28 E.
R. 29 E.
R. 30 E.
R. 31 E.
R. 32 E.
R. 33 E.
T. 17 S.
T. 18 S.
T. 19 S.
T. 20 S.
T. 22 S.
T. 23 S.
T. 24 S.
T. 25 S.
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
N
0
10
Scale (miles)

Legend

Mine
Mill

Secretary's Order for the Potash Area*

*BLM —January Base Map 08 (ESRI published map)

Carlsbad Potash Mining District Mine and Mill Location Key

1 WESTERN-AG (WILLS-WEAVER) (ABANDONED)

2 INTREPID POTASH-HB AMAX

3 INTREPID POTASH- HB NORTH MINE

4 INTREPID POTASH- HB SOUTH MINE

5 INTREPID POTASH- HB EDDY MINE

6 INTREPID POTASH- #3 SHAFT AREA

7 MOSAIC (OLD SAUNDERS PROPERTY)

8 INTREPID POTASH- NORTH COMPACTOR PLANT

9 INTREPID POTASH- EAST CRYSTALLIZER PLANT

10 INTREPID POTASH- WEST FLOTATION PLANT

11 MOSAIC (#1 & #2 SHAFTS)

12 MOSAIC (#3 SHAFT)

13 MOSAIC (#4 SHAFT)

14 MOSAIC (OLD U.S. POTASH REFINERY)

15 MOSAIC (#5 SHAFT)

16 MOSAIC (NASH DRAW)

17 WIPP SITE

Original Base Map: Intrepid Potash Inc., AAI_Pmines.dwg, T. McGuire, 7-28-2004
AAI Edits: 363-25 Intrepid NM [AAI_Pmines 12-2020.dwg Layout: AAI_1.1]rjl(12-14-2020)

INTREPID
Essential Minerals for Success

AGAPITO ASSOCIATES, INC.
Mining and Civil Engineers and Geologists

Figure 3-2.    Location Map Depicting the Secretary’s Order for the Potash Area

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        10
Table 3-1.    Property Lease Details

Federal Land Lease Number	Lease Type	Mine	Date	Royalty Rate	Acres (BLM)	Readjustment Due	Amount Paid	Date Paid
NMNM 029268401	Potassium PRL	East	1966		2,546	12/1/2026	$19,092.90	7/8/2019
NMNM 012181001	Potassium PRL	HB	1964	5% Leased Deposits	640	1/1/2025	$19,092.90	7/8/2019
NMNM 005728701	Potassium PRL	East	1963		2,461	1/1/2024	$19,092.90	7/8/2019
NMNM 002362301	Potassium PRL	HB	1961	5% Leased Deposits	400	2/1/2022	$19,092.90	7/8/2019
NMNM 001654001	Potassium PRL	West	1960		120	4/1/2050	$19,092.90	7/8/2019
NMNM 001474201	Potassium PRL	East	1963		640	8/1/2023	$19,092.90	7/8/2019
NMNM 000685901	Potassium PRL	East	1953		2,554	10/26/2033	$19,092.90	7/8/2019
NMNM 000610101	Potassium PRL	West	1957		1,200	2/1/2038	$19,092.90	7/8/2019
NMNM 0554864	Potassium PRL	East	1953		1,250	2/24/2033	$19,092.90	7/8/2019
NMNM 0554863	Potassium PRL	East	1953		200	2/24/2033	$19,092.90	7/8/2019
NMNM 0554862	Pot Fringe Acre NCL	East	1953		480	2/24/2033	$19,092.90	7/8/2019
NMNM 0220116	Potassium CL	HB	1961	5% Leased Deposits	2,552	12/1/2021	$19,092.90	7/8/2019
NMNM 0184150	Potassium PRL	West	1949		240	11/30/2029	$19,092.90	7/8/2019
NMNM 0184149	Potassium PRL	West	1954		80	1/1/2035	$19,092.90	7/8/2019
NMNM 0135065	Pot Fringe Acre NCL	HB	1961	5%+1cent mrt	200	6/1/2021	$19,092.90	7/8/2019
NMNM 131012	Pot Fringe Acre NCL	East	2016		1,320	3/1/2036	$19,092.90	7/8/2019
NMNM 131011	Pot Fringe Acre NCL	East	2016		2,000	3/1/2036	$19,092.90	7/8/2019
NMNM 131010	Pot Fringe Acre NCL	East	2016		1,280	3/1/2036	$19,092.90	7/8/2019
NMNM 120103	Pot Fringe Acre NCL	East	2012		1,920	10/1/2032	$19,092.90	7/8/2019
NMNM 120102	Pot Fringe Acre NCL	West	2012		1,560	10/1/2032	$19,092.90	7/8/2019
NMNM 120101	Pot Fringe Acre NCL	East	2012		2,240	10/1/2032	$19,092.90	7/8/2019
NMNM 118970	Potassium CL	East	2006		320	1/1/2028	$19,092.90	7/8/2019
NMNM 118969	Potassium CL	East	2006		320	1/1/2028	$19,092.90	7/8/2019
NMNM 113457	Pot Fringe Acre NCL	HB	2012	5% Leased Deposits	560	10/1/2032	$19,092.90	7/8/2019
NMNM 113456	Pot Fringe Acre NCL	HB	2012	5% Leased Deposits	2,480	10/1/2032	$19,092.90	7/8/2019
NMNM 113455	Pot Fringe Acre NCL	HB	2012	5% Leased Deposits	2,401	10/1/2032	$19,092.90	7/8/2019
NMNM 112199	Pot Fringe Acre NCL	HB	2007	Sliding Scale (POT); 5% Lang	434	2/1/2027	$19,092.90	7/8/2019
NMNM 110949	Pot Fringe Acre NCL	East	2004		1,918	12/1/2024	$19,092.90	7/8/2019
NMNM 0088285	Pot Fringe Acre NCL	HB	1960	5%+1cent mrt	120	8/1/2040	$19,092.90	7/8/2019
NMNM 080707	Pot Fringe Acre NCL	East	1963		2,520	8/1/2023	$19,092.90	7/8/2019
NMNM 0070607	Pot Fringe Acre NCL	West	1960		552	2/1/2050	$19,092.90	7/8/2019
NMNM 0063880	Pot Fringe Acre NCL	West	1959		120	7/1/2039	$19,092.90	7/8/2019
NMNM 054619	Pot Fringe Acre NCL	East	1983		2,092	3/1/2023	$19,092.90	7/8/2019
NMNM 0050249A	Potassium PRL	HB	1963	Sliding Scale (POT)	920	9/1/2023	$19,092.90	7/8/2019
NMNM 047021	Pot Fringe Acre NCL	East	1982		1,105	7/1/2022	$19,092.90	7/8/2019
NMNM 0045410	Potassium PRL	East	1958		2,438	6/1/2038	$19,092.90	7/8/2019
NMNM 041639	Pot Fringe Acre NCL	East	1981		120	7/1/2021	$19,092.90	7/8/2019
NMNM 040362	Pot Fringe Acre NCL	East	1980		280	12/1/2040	$19,092.90	7/8/2019
NMNM 040071	Potassium CL	North	1980		2,080	5/1/2020	$19,092.90	7/8/2019
NMNM 0036791	Potassium CL	HB	1957	5% Leased Deposits	1,840	10/1/1037	$19,092.90	7/8/2019
NMNM 0035383	Potassium CL	East	1957		2,400	1/1/2038	$19,092.90	7/8/2019
NMNM 0033696A	Potassium PRL	East	1957		1,241	3/1/2038	$19,092.90	7/8/2019
NMNM 0033696	Potassium PRL	West	1957		960	3/1/2038	$19,092.90	7/8/2019
NMNM 028916	Pot Fringe Acre NCL	West	1963		880	8/1/2023	$19,092.90	7/8/2019
NMNM 028915	Potassium PRL	East	1958		118	6/1/2038	$19,092.90	7/8/2019
NMNM 025234	Potassium PRL	West	1949		80	11/30/2029	$19,092.90	7/8/2019
NMNM 025233	Potassium PRL	West	1951		1,600	1/2/2032	$19,092.90	7/8/2019
NMNM 025232	Potassium PRL	West	1951		1,600	7/6/2031	$19,092.90	7/8/2019

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        11

NMNM 024522	Pot Fringe Acre NCL	West	1976		800	3/1/2022	$19,092.90	7/8/2019
NMNM 018417	Pot Fringe Acre NCL	East	1952		160	1/9/2032	$19,092.90	7/8/2019
NMNM 0015064C	Potassium PRL	East	1953		1,049	10/25/2033	$19,092.90	7/8/2019
NMNM 0015064B	Potassium PRL	East	1953		1,280	10/26/2033	$19,092.90	7/8/2019
NMNM 0015064A	Potassium PRL	East	1953		1,600	10/26/2033	$19,092.90	7/8/2019
NMNM 013933	Pot Fringe Acre NCL	HB	1971	5% Leased Deposits	80	10/1/2031	$19,092.90	7/8/2019
NMNM 013932	Pot Fringe Acre NCL	West	1974		640	11/1/2034	$19,092.90	7/8/2019
NMNM 012763	Pot Fringe Acre NCL	HB	1971	5% Leased Deposits	160	6/1/2031	$19,092.90	7/8/2019
NMNM 0011777	Pot Fringe Acre NCL	North	1952	1% ORRI	1,118	1/9/2032	$19,092.90	7/8/2019
NMNM 0011776	Pot Fringe Acre NCL	North	1952	1% ORRI	2,559	1/9/2032	$19,092.90	7/8/2019
NMNM 0007005	Potassium PRL	West	1952		2,073	1/2/2032	$19,092.90	7/8/2019
NMNM 0003468	Pot Fringe Acre NCL	West	1958		960	7/1/2038	$19,092.90	7/8/2019
NMLC 007186801	Potassium PRL	East	1955		1,938	9/1/2035	$19,092.90	7/8/2019
NMLC 007014101	Potassium PRL	HB	1953	5%+1cent mrt	439	1/1/2039	$19,092.90	7/8/2019

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        12
Table 3-1. Property Lease Details (continued)

Federal Land Lease Number	Lease Type	Mine	Date	Royalty Rate	Acres (BLM)	Readjustment Due	Amount Paid	Date Paid
NMLC 006839701	Potassium PRL	North	1948	1% ORRI	1,920	1/9/2032	$19,092.90	7/8/2019
NMLC 006602601	Potassium PRL	HB	1951	5% + 1cent mrt	200	9/1/2035	$19,092.90	7/8/2019
NMLC 006569301	Potassium PRL	West	1956		560	2/1/2038	$19,092.90	7/8/2019
NMLC 006556601	Potassium PRL	HB	1951	5% Leased Deposits; 1.0987% ORRI	720	9/28/2031	$19,092.90	7/8/2019
NMLC 006528601	Potassium PRL	North	1952	1% ORRI	2,554	1/9/2032	$19,092.90	7/8/2019
NMLC 006527501	Potassium PRL	North	1952	1% ORRI	2,551	1/9/2032	$19,092.90	7/8/2019
NMLC 006508101	Potassium PRL	HB	1950	Sliding Scale (POT); 1.0987% ORRI	560	12/6/2030	$19,092.90	7/8/2019
NMLC 006184701	Potassium PRL	West	1951	1.0987% ORRI	1,275	7/6/2031	$19,092.90	7/8/2019
NMLC 0050063F	Potassium PRL	HB	1938	5% Leased Deposits; 1.0987% ORRI	2,358	4/15/2039	$19,092.90	7/8/2019
NMLC 0050063B	Potassium PRL	HB	1934	5% Leased Deposits; 1.0987% ORRI	2,560	4/15/2039	$19,092.90	7/8/2019
NMLC 0046729D	Pot Fringe Acre NCL	HB	1933	5% Leased Deposits; 1.0987% ORRI	2,560	1/18/2033	$19,092.90	7/8/2019
NMLC 0046729C	Pot Fringe Acre NCL	HB	1933	5% Leased Deposits; 1.0987% ORRI	2,280	1/18/2033	$19,092.90	7/8/2019
NMLC 0046729A	Pot Fringe Acre NCL	HB	1933	5% Leased Deposits; 1.0987% ORRI	2,559	1/18/2033	$19,092.90	7/8/2019
NMLC 0044752	Pot Fringe Acre NCL	HB	1956	5% Lang	240	9/1/2036	$19,092.90	7/8/2019
NMLC 0043636C	Pot Fringe Acre NCL	West	1932		920	6/20/2032	$19,092.90	7/8/2019
NMLC 0043636B	Pot Fringe Acre NCL	West	1931		2,312	6/20/2032	$19,092.90	7/8/2019
NMLC 0043636A	Pot Fringe Acre NCL	West	1931		1,044	6/20/2032	$19,092.90	7/8/2019
NMLC 0036092C	Pot Fringe Acre NCL	West	1927		2,559	11/21/2029	$19,092.90	7/8/2019
NMLC 0036092B	Pot Fringe Acre NCL	West	1927		2,026	11/21/2029	$19,092.90	7/8/2019
NMLC 0036092A	Pot Fringe Acre NCL	West	1927		2,437	11/21/2029	$19,092.90	7/8/2019
State of New Mexico Land Lease Number	Lease Type		Issue Date		Acres (State)		Amount Paid	Date Paid
HP00050001	Potash		2005		3,200		$3,200	5/7/2020
HP00250000	Potash		2012		640		$640	9/3/2020
HP00260000	Potash		2012		640		$640	9/3/2020
HP00270000	Potash		2012		1,680		$1,680	9/3/2020
HP00280000	Potash		2010		80		$80	7/2/2020
HP00290000	Potash		2009		640		$640	11/19/2020
HP00480000	Potash		2012		1,200		$1,200	9/24/2020
HP00490000	Potash		2012		1,450		$1,450	9/3/2020
HP00500000	Potash		2012		2,280		$2,280	9/24/2020
HP00510000	Potash		2012		960		$961	9/3/2020
HP00520000	Potash		2012		1,435		$1,436	10/1/2020
M006510011	Potash		1936		17,486		$1,749	11/19/2020
NOTE—Coordinate System: Shifted from North American Datum (NAD) 27 New Mexico State Plane North to Local Mine Grid
PRL = Preference Rights Lease; CL = Competitive Lease; NCL = Non-Competitive Lease

3.4Significant Factors
There are no significant factors or risks that may affect access, title, or the right or ability to perform work on the property.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        13
4Accessibility
4.1Topography, Elevation, and Vegetation
The topography is explained in the HB Mine Environmental Impact Statement (EIS) (United States Department of Interior [DOI] 2012) as a karst topography with sinkholes, caves, and enclosed depressions. The topography is the result of the dissolution of evaporite deposits in the subsurface. The vegetation cover in the permit area is typical of the Pecos Valley on the eastern edge of the Guadalupe Mountains. The area is dominated by desert scrub, mesquite upland scrub, and grasslands (DOI 2012). The mines are located at an approximate surface elevation of 3,500-ft mean sea level (msl).
4.2Property Access
The mining facilities are accessible by both road and rail as shown in Figure 4-1. Adequate infrastructure is in place to meet production requirements. In fact, excess water conditioned with salt is currently being sold to other industrial users. Shipment of product is by truck and rail via paved United States Highway 180-W and the Burlington Northern Santa Fe (BNSF) rail link. The area is served by small air carriers at the Cavern City Terminal located in Carlsbad, New Mexico. The closest international airport is in El Paso, Texas, 160 miles away.

4.3Climate
The climate is generally mild with an average temperature of 62.4 degrees Fahrenheit (°F). The precipitation, as rainfall during the monsoon season from May to September, averages 13.4 inches. Average annual snowfall is 3 inches (US Climate Data 2020). The weather is favorable to conducting solar evaporation. Operations continue throughout the year without significant weather disruption.
4.4Infrastructure Availability
IPNM has sufficient water rights, reliable electric power, and a robust supply chain. As noted in the annual report to the SEC (Intrepid 2019a), the mines compete with other industries for qualified labor. Layoffs in market downturns may make it more difficult to re-hire personnel after the turndown.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        14

HB MINE
HB MINE
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
EDDY COUNTY
LEA COUNTY
TO CARLSBAD
6 miles
LOVING
360
31
180
62
243
176
285
T. 18 S.
T. 19 S.
T. 20 S.
T. 21 S.
T. 22 S.
T. 23 S.
R. 28 E.
R. 29 E.
R. 30 E.
R. 31 E.
R. 32 E.
0
5
Scale (miles)
Legend
Road — Principal Arterial
Road — Major Collector
Road — Minor Collector
Road — Other
Railroad
INTREPID
Essential Minerals for Success
AGAPITO ASSOCIATES, INC.
Mining and Civil Engineers and Geologists

AAI Edits: 363-25 Intrepid NM [IPNM Transportation Map.dwg Layout:Roads_RRs]rjl(12-14-2020)

Figure 4-1.    Mine Locations showing Property Access

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        15
5History
Potash was first discovered in southwest New Mexico in 1925 in Eddy County, New Mexico, in Snowden McSweeney Well No. I on a V. H. McNutt permit near the center of the portion of what is now the KPLA. Commercial shipments began in 1931. The ownership history is listed in Table 5-1.
Table 5-1.    Mine Ownership History

Property	Owner	Date
East Mine	Kerr-McGee Chemical Corporation	1961–1985
	New Mexico Potash Corporation (Trans Resources, Inc.)	1985–1996
	Mississippi Potash Inc.	1996–2004
	Intrepid Mining- NM, LLC	2004–Present
West Mine	U. S. Potash Company	1929–1956
	U.S. Borax and Chemical Corporation	1956–1968
	U.S. Potash and Chemical	1968–1970
	Continental American Royalty Corporation	1970–1972
	Teledyne	1972–1974
	Mississippi Chemical Company (MCC)	1974–1996
	Mississippi Potash, Inc. (MPI) (a subsidiary of MCC)	1996–2004
	Intrepid Mining - NM, LLC	2004–Present
North Mine	National Potash Company (Freeport Sulphur Company)	1957–1982
	New Mexico Potash Corporation (Trans Resources Inc.)	1982
	Mississippi Chemical Corporation	1985–1988
	Mississippi Chemical Corporation	1992–1996
	Mississippi Potash Inc.	1996–2004
	Intrepid Mining- NM, LLC	2004–Present
AMAX Mine	Southwest Potash Corporation	1948
	AMAX Potash	1986–1992
	Horizon Gold (Horizon Potash)	1992–1995
	Intrepid Mining - NM, LLC	2012–Present
HB Mine	Potash Corp of America	1934–1967
	Ideal Basic	1967–1985
	Lundberg Industries	1985–1987
	Trans-Resource (Eddy Potash)	1987–1996
	Mississippi Potash, Inc.	1996–2004
	Intrepid Mining NM, LLC	2004–Present

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        16
6Geologic Setting
The term “potash” is a generic term describing potassium in combination with chloride, sulfates, or nitrates. Potassium is one of the key nutrients for plants in fertilizer with nitrogen and phosphorus. Potash-bearing evaporites are typically formed as the result of evaporation of brine in basins with restricted outlets. Potash zones are found near the top of halite beds because potash is precipitated from the concentrated brines found at the end of the evaporation sequence. Important natural and commercial soluble potassium salts are sylvite (KCl) and langbeinite, a potassium magnesium double salt (K2SO4 ·2MgSO4) (Barker and Austin 1999).
6.1Deposit Type
The geology of the potash-bearing beds of the Carlsbad area has been well documented. Overall, the potash-bearing beds may be described as bedded sedimentary rocks, deposited across the Delaware Basin and Northwest Shelf backreef from the Capitan Reef. The depositional sequences that developed in the Salado Formation consist of repetitive cycles that can be recognized by changes in mineralogy, sedimentary textures, and structures. Two types of cycles are differentiated Type I and Type II. A complete Type I cycle ranges in thickness from 3 ft to 33 ft and consists of (in ascending order):
•A basal, mixed siliciclastic and carbonate mudstone
•Laminated to massive anhydrite-polyhalite
•Halite
•Halite with mud (argillaceous halite)

Type II is a thinner, less complete sequence and consists of halite that grades upward into argillaceous halite (Lowenstein 1988). The anhydrite-polyhalite beds are laterally continuous over large distances and are used as marker beds for correlation. Potash beds are not included in these sequences because potash is secondary and formed later than the basic depositional sequence.
6.2Regional Geology
The Carlsbad area falls within the Delaware Basin of Permian Age. The Delaware Basin has a maximum width of approximately 100 miles and a length of approximately 150 miles, extending from north of Carlsbad, New Mexico, to Pecos County, Texas.
The Permian Age sequence comprises the Ochoan, Guadalupe, Leonard, and Wolfcamp series in order of increasing age (Linn and Adams 1966). Laterally extensive, evaporite beds containing deposits of halite, sylvite, langbeinite, kainite, carnallite, and other evaporite minerals are found within the Ochoan Series, whose top ranges from a depth of 2,000 ft near the Texas State line to approximately 200 ft below surface north of Carlsbad.

The Ochoan Series is divided into four formations as follows, in order of increasing depth (Vine 1963):
•Dewey Lake Red Beds, which consist of 200 to 250 ft of fine-grained sandstone, siltstone, and shale of low permeability that is absent west of the Pecos River.
•Rustler Formation, which consists of approximately 350 ft of dolomite and anhydrite beds that outcrop along the Pecos River west of the potash area.

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        17
•Salado Formation, which was originally called the Upper Castile Formation and was separated from the underlying Castile based on a potash content of more than 1% K2O (Kroenlein 1939). The Salado Formation contains 12 potash zones, of which 6 have been or are currently being mined.
•Castile Formation, which is laterally bounded by the Guadalupian Age Capitan Reef limestones that define the Delaware Basin and consists of calcite-banded anhydrite and halite formed in a deep-water environment (Cheeseman 1978).

    The Salado Formation thickness ranges from 1,200 ft to 2,300 ft and consists of an unnamed Upper Member, the McNutt Potash Member, and an unnamed Lower Member. Much of the variation in thickness is due to removal of halite by dissolution. It is an evaporite sequence dominated by 650 to 1,300 ft of halite and argillaceous halite and contains over 42 informally named or numbered marker beds in addition to 11 numbered potash zones within the McNutt Potash Member (Table 6-1).
Table 6-1.    The Potash Zones in the McNutt Potash Member

Marker Bed	Thickness (ft)	Approximate Depth from Top of Salado (ft)	Lithology
MB103	20	180	Anhydrite
MB109	20	320	Anhydrite, finely crystalline, interbedded with stringers of halite, polyhalite and mudstone
Vaca Triste	10	540	Siltstone and silty mudstone interbedded with halite
MB117			Polyhalite
MB119			Polyhalite
MB120			Anhydrite
MB121			Polyhalite
MB122			Polyhalite
Union Anhydrite	15-20	760	Anhydrite, finely crystalline with stringers of halite
MB123	5-10	845	Halite and polyhalite
MB124	5-10	870	Anhydrite, finely crystalline laminated. May have stringers of mudstone
MB125			Polyhalite
MB126			Polyhalite
MB134	10-15	1,260	Anhydrite
MB136	10-15	1,340	Anhydrite. May have interbeds of halite or polyhalite
MB142	15	1,550	Anhydrite with interbeds of halite and stringers of mudstone
Cowden Anhydrite	20	1,700	Anhydrite, finely crystalline, laminated. May have thin interbeds of magnesite and mudstone. Divided into two beds by intervening halite in SE Eddy County
Source: Backman (1984); Griswold (1982)

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        18
6.3Property Geology
Sylvinite is currently being mined using solution methods in the 1st and 3rd ore zone. Historically, sylvinite has been conventionally underground mined in the 1st, 3rd, 5th, 7th, and 10th ore zones. Mechanical mining of langbeinite is currently occurring in the 3rd and 5th ore zones at the East Mine. Langbeinite is prevalent in the 3rd and 4th ore zones in the southern part of the Delaware Basin, part of the Permian Basin, and occurs mixed with sylvite in the 5th ore zone.
6.3.1East Mine
    Historically, the East Mine primarily mined sylvinite in the 10th ore zone. Current mining is predominantly taking place on the 5th mixed and 3rd langbeinite ore zones. The 5th ore zone is a mixed ore consisting of variable amounts of K2O as langbeinite and sylvite. The 5th ore zone, predominant in langbeinite, is mined and blended with the 3rd langbeinite ore. The common minerals found at the mine are halite, sylvite, clay (montmorillonite), sulfate minerals, and carnallite. The eastern sections of the mine have large deposits of carnallite and kieserite. The 10th ore zone is also characterized by isolated pods of barren clays. These clay pods range in size from a few square feet to several hundred thousand square feet. The location of these pods is random, and there is no known practical method of predicting their location.
6.3.2West Mine
    The potash deposits at the West Mine consist of mixed sylvite (KCl) and halite (NaCl) in two distinct zones within one of the flat-lying halite beds. This bed is located near the middle of the Salado Formation. Thin zones of enriched potash-bearing minerals are located within the 150-ft deposit.
    Mining activities most recently took place in the 5th, 7th, and 10th ore zones. In most parts of the deposit, the vertical change from ore to barren salt is abrupt, while the lateral transition at the edges of the ore body is gradual. Barren masses of halite, known as “salt horses,” are scattered irregularly throughout the ore body. The ore is an intimate intergrowth of crystalline NaCl and KCl in various proportions, with sylvite typically less than 35%. Sylvite is milky or faintly bluish gray but is often stained red by iron oxide around the crystals. Halite commonly is clear, grayish, or orange/yellow with occasional red staining. Blue halite is occasionally found associated with the sylvite.
6.3.3North Mine
    In the vicinity of the North Mine, the 10th ore zone is encountered at depths of between approximately 1,400 and 1,900 ft below ground surface. The 10th ore zone consists of two sylvinite beds separated by a halite unit. The lower member, or zone 10C, is the target ore bed for the North Mine and may vary in thickness from 3 to 8 ft.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        19

A
A'
F-082
F-092
F-091
F-081
AEC-008
F-085
K-123
MB 119
ZONE 10C
MB 120
ZONE 9
MB 121
MB 122
ZONE 8
UNION
ZONE 7
ZONE 5
MB 123 (Q WHITE)
MB 124 (A ANHY)
ZONE 4
ZONE 3
ZONE 3A
ZONE 4A
ZONE 2
MB 126 (F-RED)
1450
1500
1550
1600
1650
1700
1750
1800
2050
2100
2150
2200

A'
21S/31E
A

Intrepid NM - Cross Section 11/21/2023

Figure 6-1.    Carlsbad Potash District Regional Cross Section (Lewis 2007)

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        20

OCHOAN
Dewey Lake
Rustler
Upper Member
McNutt Member
Salado
Lower Member
Castile
103
108
Voca T.
Union
126
128
130
Cowden
Halititic
Dolomitic
Anhydritic
Sandstone/Shale
Metres below Rustler-Salado contact
Unit
150
160
170
180
190
200
210
220
230
240
250
260
Voca Triste Sand
11th Ore Zone (mostly carnallite, minor sylvite and leonite - noncommercial)
Marker bed No 121
Marker bed No 121
Marker bed No 121
10th Ore Zone (sylvinite, high clay content of 6-7%, was 2nd best ore target in district)
Marker bed No 120
9th Ore Zone (carnallite, kieserite, minor sylvite - non commercial)
Marker bed No 121
Marker bed No 122
8th Ore Zone (moderate reserves, high clay, mined)
Union Anhydrite
7th Ore Zone (sylvite, moderate reserves, moderate clay)
6th Ore Zone (carnallite, kieserite, minor sylvite - noncommercial)
5th Ore Zone (sylvite and langbeinite, trace clay - 1%)
Marker bed No 123
Marker bed No 124
4th Ore Zone (langbeinite and sylvite, mixed ore, main source of langbeinite)
3rd Ore Zone (sylvite, historically was considered 3rd-ranked ore taget)
2nd Ore Zone (carnallite, kieserite, minor sylvite, noncommercial)
Marker bed No 125
1st Ore Zone (sylvite, historically was principal ore target, now depleted)
Marker bed No 126
Potash zone -mostly with sylvite-langbeinite and halite-clay gangue
Polyhalite
Anhydrite
Halite and shaly halite
Shaly, sandy halite

Figure 6-2.    Typical Stratigraphic Column of the Ochoan (Warren 2018)
6.3.4HB Solar Solution Mine
The HB Mine, which was formerly owned by the Eddy Potash, Co., and mined on the 1st and 3rd ore zones (Barker and Austin 1999), has been flooded and is currently being solution mined with brines to obtain potash from the remaining pillars.
6.4Mineralization
In the Carlsbad Area, the potassium minerals, in order of decreasing abundance, are polyhalite, sylvite, carnallite, langbeinite, kainite, and leonite. Other potassium minerals occur only in minor amounts in association with the principal potassium minerals listed previously. The K2O contents, chemical compositions, and elemental contents of the minerals found in the Carlsbad Area are given in Table 6-2.

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        21
Table 6-2.    Carlsbad Area Minerals and Their Compositions

Ore Zone	Closest Marker Bed		Approximate Bed Depth (ft-bgs)	Bed Thickness (ft)	Clay Content (%)	Mineralogy	Minability and Status
	Above Ore Zone	Below Ore Zone
Eleventh	Vaca Triste	MB117				Mostly carnallite, minor silvite and leonite	Not commercial
Tenth	MB119	MB120	700	5–12	5–7	Sylvite	Second best in District; in production
Ninth	MB120	MB121				Carnallite, kieserite, minor sylvite	Not commercial
Eighth	MB122	Union			6–7	Sylvite	Moderate size; unmined
Seventh	Union			5–9	3–4	Sylvite	Formerly mined; standby
Sixth	Union					Carnallite, kieserite, etc.	Not commercial
Fifth	Union	MB123	800	4.7–5	1	Sylvite and langbeinite	In production
Fourth	MB 124		850	4		Langbeinite and sylvite	Principal source of langbeinite; in production
Third	MB 124		865			Sylvite	In production for solution mining
Second	MB 124	MB125				Carnallite, kieserite, etc.	Not commercial
First	MB125	MB126	900	8–14	2	Sylvite	Long-time producer; currently flooded with brine for solution mining
Source: Barker and Austin (1993); Swales (1966); Pierce (1936); Haworth (1949); Bruhn and Miller (1954); Jones et al. (1954); Kirby (1974); Herne and McGuire (2001)

    The minerals listed above can be described as follows (Schaller and Henderson 1932):
•Polyhalite is the most abundant potassium mineral in the Carlsbad Area. Beds of nearly pure polyhalite have thicknesses up to 8 ft and beds a foot or more thick are numerous.
•Sylvite often has a dark red or reddish-brown color due to hematite inclusions. Sylvite without the inclusions is a milky white color. Sylvite is typically mixed with halite and where clay is present in the mixture, it is in bands distinct from the sylvite.
•Carnallite is massive and compact showing no crystal faces. Crystals where seen are typically less than 1 millimeter (mm) in diameter. It occurs in small blebs with halite and sylvite.
•Langbeinite is found in distinct tetrahedral crystals that reach sizes up to ¾ inch. It is typically associated with halite and sylvite and often some kieserite. It has a distinct pink color in most samples and has a higher compressive strength than sylvite.
•Kainite is massive with poorly developed fibrous fracture surfaces and has a characteristic honey-yellow color. It is found in narrow bands between sylvite and langbeinite and is apparently a result of a reaction between the two.
•Leonite is typically found in small quantities in mixtures of other minerals, notably kainite and sylvite. Its color ranges from colorless to pale yellow. It is also found with polyhalite and anhydrite, but the relationship is unclear. It has also been found as a secondary replacement for kieserite.

6.5Geologic Structure
The potash-bearing beds in the Carlsbad Area may be affected by several types of anomalies:
•“Salt horses” (Gunn and Hills 1978)

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•“Mud horses” (Simmons 2013)
•Dissolution and collapse anomalies (“breccia chimneys”)
•Igneous dykes

The presence of high concentrations of non-economic evaporite minerals, insolubles, or geologic disturbances that influence the normal character of the potash-bearing beds is considered an “anomaly” and may be unsuitable for mining. These anomalies range from localized features significantly less than a square kilometer to disturbances that are regional (i.e., several square kilometers in extent).

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7Exploration
7.1Exploration Other than Drilling
No exploration other than confirmation drilling has been performed.
7.2Drilling Exploration
Intrepid partakes in ongoing exploration as a part of operational long-term planning. Core holes are drilled from the surface and underground, and channel samples are collected as mining advances. Intrepid provided the QP their dataset beginning in 2007. Since that time, multiple data points have been added and several drillholes were reassessed. Potash is also identified from gamma ray geophysical logs in oil and gas wells. Bed thickness and potash grade are estimated and quantified with input from 2,928 sample points. Extensive work was completed with geophysical tools in collaboration with the United States Geologic Survey (USGS) (Nelson 2007) to determine and verify potash grades from gamma logs (Lewis 2006). The sample database for this exploration work is shown in Table 7-1. The dataset is from oil and gas wells, surface core holes, underground core holes, channel samples, shaft samples, and roof bolt holes. The key sample types include 7,209 drillholes and channel samples and are broken down by mining zone. Figure 7-1 shows the exploration drillhole and channel sample locations and regional topography. The dataset used for this reserve evaluation is shown in Table 7-2.

Table 7-1.    Data Sample Sets—All Available Holes

Ore Zone	Oil/Gas Wells	Surface Core Holes	Underground Core Holes	Channel Samples	Shaft	Roof Bolt	Total Samples
Zone 2	—	2	—	—	—	—	2
Zone 3	478	560	57	73	3	—	1,171
Zone 3A	—	1	—	—	—	—	1
Zone 4	480	544	62	5	3	—	1,094
Zone 4A	—	2	—	—	—	—	2
Zone 5	488	572	114	2,014	4	42	3,234
Zone 7	484	611	89	805	4	7	2,000
Zone 8	492	613	53	—	3	—	1,161
Zone 9	—	1	—	—	—	—	1
Zone 10C	506	843	7	181	3	—	1,540
Total	2,928	3,749	382	3,078	20	49	10,206

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AMAX/
HORIZON
HB MINE
HB MINE
HB MINE
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
R 29 E
R 30 E
R 31 E
R 32 E
R 33 E
R 28 E
R 29 E
R 30 E
R 31 E
R 32 E
T 19 S
T 20 S
T 21 S
T 22 S
0 6000 12,000 18,000
Scale (ft)
N

Intrepid Potash— New Mexico, LLC
Carlsbad, New Mexico

LEGEND

- Mine Lease Boundary
- Oil and Gas Buffer (Range=200'R - 2640'R) Nov 2019 (Intrepid)
- Oil and Gas Well, Corehole, or Channel Sample Data used in Reserve Modeling
- Drill Island
- Subleased to Others

Base Map Source Data:
Intrepid Potash—New Mexico, LLC

Base Map
Lease Lines and Drillholes

PREPARED FOR: INTREPID Essential Minerals for Success

DRAWN BY: RJL
CHECKED BY: SBP
DATE: 9-15-2021
SCALE: AS SHOWN

Figure 7-1.

AGAPITO ASSOCIATES, INC.
Mining and Civil Engineers and Geologists

JOB NO.: 363-29 ACADFILE: Intrepid NM Base_DH Map_2020_all data ds.dwg

Figure 7-1.    Base Map, Lease Lines and Drillholes

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Table 7-2.    Data Sample Sets—Resource Evaluation Dataset

Ore Zone	Oil/Gas Wells	Core Holes	Channel Samples	Total Samples
Zone 3	463	542	73	1,078
Zone 4	469	619	12	1,100
Zone 5	482	651	1,979	3,112
Zone 7	480	609	831	1,920
Zone 8	476	576	2	1,054
Zone 10	486	729	183	1,398

7.3Characterization of Hydrogeology Data
The characterization of the hydrogeology was completed for the HB In-situ Solution Mine by AECCOM in 2011 and is included as part of the publicly available EIS (DOI 2012). The study confirmed the availability of water for the initial flooding of the solution mines at a pumping rate ranging from 177 to 1,440 gallons per minute (gpm).
7.4Characterization of Geotechnical Data
Not applicable.

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8Sample Preparation
IPNM has standard operating procedures (SOP) in place for logging and sampling core from underground and surface core drilling. According to the SOP’s, the geologist uses gamma ray to initially select the sample interval prior to prepping the sample for analysis. The samples are assayed at the on-site laboratory. The site laboratory has the capability to conduct X-ray Diffraction (XRD), Total Organic Carbon (TOC), and flame photometry laboratory techniques.
The mineral analysis for all core and channel samples is analyzed with the XRD. A sample of approximately 300–500 grams (g) is collected. The sample is split down to around 100 g and run though a grinding mill to reduce the size down to approximately –100 mesh. A sample is weighed out to 5 g and put into a micronizing mill that reduces the particle size to ~10 microns and pressed into a sample holder. The sample is inserted into the instrument and a diffraction pattern is retrieved. The diffraction pattern is then analyzed using the Rietveld refinement software, reporting weight percent of solid mineral in the sample.
    The sample preparation, security, and laboratory analytical procedures are conventional industry practice and are adequate for the reporting of resources and reserves.

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9Data Verification
Due to the proximity of the location to the DOI Waste Isolation Pilot Plant (WIPP) site, and the intensive oil and gas drilling in the Permian Basin, there is geologic data publicly available for comparison. Data was also verified for beds with an extraction history by reconciling actual mining with the planned mining based on geologic modeling from the exploration database.
9.1Data Verification Procedure
The site has been producing for many years. Mining and processing of the ore to successfully marketed products is verification of the exploration data.
9.2Limitations on Verification
There are no limitations on the verification.
9.3Adequacy of the Data
It is the opinion of the Qualified Person (QP) that the data is adequate for the determination of resources and reserves. The deposit has historically and continues to be mined with plans based on the data.

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10Mineral Processing and Metallurgical Testing
IPNM has a long history of processing ores on-site. Recovery estimates are based on past plant performance, current performance, and anticipated future performance based on laboratory or metallurgical testing of the anticipated plant feed. Over time, the appropriate capital modifications to the plants have been made to accommodate changes in ore feed and market requirements.
10.1Adequacy of the Data
It is the opinion of the QP that the data is adequate for the determination of resources and reserves. The deposit has historically and continues to be processed successfully.

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11Mineral Resource Estimates
According to 17 CFR § 229.1301 (2021), the following definitions of mineral resource categories are included for reference:
An inferred mineral resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of limited geological evidence and sampling. An inferred mineral resource has the lowest level of geological confidence of all mineral resources, which prevents the application of the modifying factors in a manner useful for evaluation of economic viability. An inferred mineral resource, therefore, may not be converted to a mineral reserve.

An indicated mineral resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of adequate geological evidence and sampling. An indicated mineral resource has a lower level of confidence than the level of confidence of a measured mineral resource and may only be converted to a probable mineral reserve. As used in this subpart, the term adequate geological evidence means evidence that is sufficient to establish geological and grade or quality continuity with reasonable certainty.

A measured mineral resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of conclusive geological evidence and sampling. As used in this subpart, the term conclusive geological evidence means evidence that is sufficient to test and confirm geological and grade or quality continuity.

11.1Key Assumptions, Parameters and Methods
The exploration drillhole and channel sample data were compiled to form the database that serves as the basis for estimating the resources. The geologic setting was evaluated, and bed assignments reviewed. Of the data within the lease boundary, all data points contribute bed thickness, and several have assay information.
The geology was modeled using Carlson Software (2020). A basic inverse distance-squared (ID2) algorithm was used with a search radius of ¾ mile to prepare the 100-ft x 100-ft grids for bed thickness and grade. The search radius was applied for Measured and Indicated Resources of ¼ mile and ¾ mile, respectively. Where data is dense, the nearest 25 data points were used to assign values for the grid block. The grids were multiplied by each other to compile a grade-thickness (GT) grid within the lease boundaries held by IPNM. The base grid was adjusted for each ore type cutoff. Key assumptions and parameters for resource estimation are listed in Table 11-1.
The classification of cutoff in terms of GT in units of ft% was defined in the Secretaries Order dated October 21, 1986 (51 FR 39425) for mechanically mined potash deposits. The criteria

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Table 11-1.    Parameter Assumptions

Resources
	Measured	Indicated
Proximity to sample point	1,320 ft (1/4 mile)	3,960 ft (3/4 mile)
GT for sylvinite mechanical mining	40.0 ft% K2O
GT for high-insoluble sylvinite mechanical mining*	59.0 ft% K2O
GT for langbeinite mechanical mining	32.0 ft% K2O
Flood elevation HB South	2,525 ft
Flood Elevation HB North	2,325 ft
Flood Elevation HB Eddy	2,675 ft
Flood Elevation HB AMAX	2,500 ft
Carnallite content mechanical mining	Less than 6%
Mineability	Reasonably expected to be feasible to mine
*High-insoluble sylvinite zones 8 and 10

are not dependent on thickness or grade, but on the product of the thickness and grade. To evaluate the viability of mining the IPNM mechanically mined resources, a cutoff GT was established. Inputs to the estimation of the cutoff analysis are cost of goods sold, product sale price, mill recovery, and nominal grade. The cutoff for solution mining in flooded abandoned underground potash mines is a function of the grade of the brine being extracted which results in enough product tons to just cover the cost of production.
The estimated cost of goods sold (COGS) and sales price used in the cutoff evaluation are outlined in Table 11-2.
Intrepid has a long history of sales and marketing of their products. Sales are managed for all properties through the corporate office. Intrepid provided the historical demand and sales pricing through the statements of earnings (SOE) from 2012 to 2021. Forward-looking pricing was provided by Intrepid marketing and the sales price outlook was reviewed in The World Bank Report Pink Sheets (The World Bank 2021). The product sale prices selected for analysis of cutoff grade are shown in Table 11-2. These values are 25% greater than the product sales price for the reserve estimate.
Table 11-2.    Cost of Goods Sold and Sales Price Assumptions

Product	Sale Price	Freight	Net Sales Price	Cost of Goods Sold
Langbeinite	$425	$90	$335	$200/t
Sylvite	$406	$30	$376	$200/t

Economic modeling indicates cutoff grades at the IPNM East Mine of 32 ft %K2O for langbeinite resource. Modeling also indicates a cutoff of 59 ft% K2O for the high-insoluble sylvinite resources in the 8th and 10th zones, which requires the capital investment of a new plant and refurbishment of shafts. A cutoff of 45 ft% K2O is indicated for the West sylvinite resources which requires the processing plant, mine equipment, and associated infrastructure to be rehabilitated. Cutoff grades are listed in Table 11-3.

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Table 11-3.    Cutoff Grade Analysis for Mechanical Mining

Ore Mineral	Pure Mineral (%)	Nominal Grade Cutoffs (% K2O)	Nominal Grade Cutoffs (% KCl or Lang)	Mill Recovery (%)	Grade-Thickness Cutoff[1] (ft%)	Applicable Ore Zones
Carlsbad East Mine						East–3, 4 and 5, West–4
Langbeinite[2]	22.70%	6.4%	28.2%	68%	32
Carlsbad West/North Mine
High-Insolubles Sylvite with CAPEX Burden
	63.18%	13.2%	20.9%	75%	59	8 and 10
Carlsbad West Mine						West–3, 4, 5, 7 North–3 and 4
Sylvinite with CAPEX Burden	63.18%	10.1%	15.9%	80%	45
[1]Equivalent to 5.0-ft-thick ore at nominal grades in the East Mine and 4.5-ft-thick ore at nominal grades in the West and North Mines.
[2]All langbeinite is processed at the East Plant.
CAPEX = capital expenditure

By definition, the cutoff grade is the grade that determines the destination of the material during mining. The cutoff grade for resources of abandoned underground sylvinite is not a parameter for use in the estimation of solution mining resources but does establish an operational minimum limit for the brine grade reserves. The solution mining resources are the pillars remaining after mining and the fringe boundary of the mine. Resources could also be unmined sylvinite left behind to provide geotechnical support. An operational limit of the flood elevation establishes the cutoff between resource and reserve for this deposit. When mining using solution methods in proximity to other mines, or other underground mines not within the control of IPNM, the critical factor in establishing a flood elevation is to keep adjoining properties dry or to protect structures such as shafts.
Resource maps for sylvinite by zones 10, 8, 7, 5, 4, 3, and 1 are included in Figures 11-1 through 11-7, respectively. The langbeinite mineral resource maps for zones 5, 4, and 3 are included in Figures 11-8 through 11-10.

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10th Ore Zone
Intrepid Potash— New Mexico, LLC
Carlsbad, New Mexico
0 5000 10,000 15,000
Scale (ft)
N
LEGEND
Mine Lease Boundary
Historical Mined-out Area
Measured Resource
Indicated Resource
59 ft—% Cutoff
Carnallite Contours (≥ 6%)
C.I. = 2.0
ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
EDDY COUNTY
LEA COUNTY
Igneous Dike
West Mine–East Mine Connection Point 5th Ore Zone
Subleased to Others
Sub-leased to Others
Base Map Source Data and Carnallite Contours:
Intrepid Potash—New Mexico, LLC
10th Ore Zone Mineral Resources
Sylvinite Ore
PREPARED FOR:
INTREPID
DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN
Figure 11-1
Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

Figure 11-1.    10th Ore Zone Mineral Resources, Sylvinite Ore

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ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
West Mine–East Mine Connection Point 5th Ore Zone
Igneous Dike
Subleased to Others
EDDY COUNTY
LEA COUNTY
R 29 E
R 30 E
R 31 E
R 32 E
R 33 E
R 28 E
T 19 S
T 20 S
T 21 S
T 22 S
N
0 5000 10,000 15,000
Scale (ft)
8th Ore Zone
Intrepid Potash—New Mexico, LLC
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Measured Resource
Indicated Resource
59 ft—% Cutoff
Carnallite Contours (≥ 6%)
C.I. = 2.0
Base Map Source Data and Carnallite Contours:
Intrepid Potash—New Mexico, LLC

8th Ore Zone Mineral Resources
Sylvinite Ore

PREPARED FOR: INTREPID

DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN

Figure 11-2

Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

Figure 11-2.    8th Ore Zone Mineral Resources, Sylvinite Ore

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ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
West Mine–East Mine Connection Point 5th Ore Zone
Igneous Dike
Igneous Dike
EDDY COUNTY
LEA COUNTY
EDDY COUNTY
LEA COUNTY
Subleased to Others
Subleased to Others
Sub-leased to Others
Subleased to Others
R 29 E
R 30 E
R 31 E
R 32 E
R 33 E
R 28 E
R 29 E
R 30 E
R 31 E
R 32 E
T 19 S
T 20 S
T 21 S
T 22 S
N
0 5000 10,000 15,000
Scale (ft)
7th Ore Zone
Intrepid Potash Inc.
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Historical Mined-out Area
Measured Resource
Indicated Resource
45 ft—% Cutoff
Carnallite Contours (≥ 6%) C.I. = 2.0
Base Map Source Data and Carnallite Contours:
Intrepid Potash—New Mexico, LLC
7th Ore Zone Mineral Resources
Sylvinite Ore
PREPARED FOR:
INTREPID
Essential Minerals for Success
DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN
Figure 11-3
Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

Figure 11-3.    7th Ore Zone Mineral Resources, Sylvinite Ore

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5th Ore Zone
Intrepid Potash Inc.
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Historical Mined-out Area
Measured Resource
Indicated Resource
45 ft—% Cutoff
Carnallite Contours (≥ 6%)
C.I. = 2.0
Scale (ft)
0
5000
10,000
15,000
ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
West Mine–East Mine
Connection Point
5th Ore Zone
Igneous Dike
EDDY COUNTY
LEA COUNTY
Subleased to Others
Base Map Source Data:
Intrepid Potash – New Mexico, LLC
5th Ore Zone Mineral Resources
Sylvinite Ore
PREPARED FOR:
INTREPID
DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN
Figure 11-4
Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

Figure 11-4.    5th Ore Zone Mineral Resources, Sylvinite Ore

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        36

ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
Igneous Dike
West Mine–East Mine Connection Point 5th Ore Zone
Subleased to Others
EDDY COUNTY
LEA COUNTY
4th Ore Zone
Intrepid Potash—New Mexico, LLC
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Measured Resource
Indicated Resource
45 ft—% Cutoff
Carnallite Contours (≥ 6%)
C.I. – 2.0
0 5000 10,000 15,000
Scale (ft)
Base Map Source Data:
Intrepid Potash—New Mexico, LLC
4th Ore Zone Mineral Resources
Sylvinite Ore
PREPARED FOR:
INTREPID
DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN
Figure 11-5
Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

Figure 11-5.    4th Ore Zone Mineral Resources, Sylvinite Ore

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R 29 E
R 30 E
R 31 E
R 32 E
R 33 E
EDDY COUNTY
LEA COUNTY
ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
Igneous Dike
12.0
6.0
20.0
Subleased to Others
Sub-leased to Others
0
5000
10,000
15,000
Scale (ft)
3rd Ore Zone
Intrepid Potash—New Mexico, LLC
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Measured Resource
Indicated Resource
45 ft—% Cutoff
Carnallite Contours (> 6%)
C.I. = 2.0
Base Map Source Data:
Intrepid Potash—New Mexico, LLC
3rd Ore Zone Mineral Resources
Sylvinite Ore
PREPARED FOR:
INTREPID
DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN
Figure 11-6
Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

Figure 11-6.    3rd Ore Zone Mineral Resources, Sylvinite Ore

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R 29 E
R 30 E
R 31 E
R 32 E
R 33 E
EDDY COUNTY
LEA COUNTY
ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
Igneous Dike
Subleased to Others
Sub-leased to Others
12.0
6.0
20.0
R 28 E
Scale (ft)
0
5000
10,000
15,000
N
1st Ore Zone
Intrepid Potash—New Mexico, LLC
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Measured Resource
Indicated Resource
Carnallite Contours (≥ 6%)
C.I. = 2.0
Base Map Source Data:
Intrepid Potash—New Mexico, LLC
1st Ore Zone Mineral Resources
Sylvinite Ore
PREPARED FOR:
INTREPID
DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN
Figure 11-7
Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

Figure 11-7.    1st Ore Zone Mineral Resources, Sylvinite Ore

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        39

5th Ore Zone
Intrepid Potash Inc.
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Historical Mined-out Area
Measured Resource
Indicated Resource
32 ft - % Cutoff
Scale (ft)
0
5000
10,000
15,000
ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
Igneous Dike
West Mine–East Mine Connection Point 5th Ore Zone
Subleased to Others
EDDY COUNTY
LEA COUNTY
R 29 E
R 30 E
R 31 E
R 32 E
R 33 E
R 28 E
Base Map Source Data:
Intrepid Potash—New Mexico, LLC
5th Ore Zone Mineral Resources
Langbeinite Ore
PREPARED FOR:
INTREPID
Essential Minerals for Success
DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN
Figure 11-8
Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS
JOB NO.: 363-28
ACADFILE:
Intrepid 5th Ore Zone_Lang_2021_RESOURCE_MI.dwg

Figure 11-8.    5th Ore Zone Mineral Resources, Langbeinite Ore

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        40

R 29 E
R 30 E
R 31 E
R 32 E
R 33 E
T 19 S
T 20 S
T 21 S
T 22 S
EDDY COUNTY
LEA COUNTY
ACTIVE SOLUTION MINING AREA
LEASE EXCLUSION
NORTH MINE
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
Igneous Dike
WEST MINE
LEASE EXCLUSION
EAST MINE
LEASE EXCLUSION
West Mine–East Mine Connection Point 5th Ore Zone
LEASE EXCLUSION
Igneous Dike
Subleased to Others
Subleased to Others
Sub-leased to Others
Subleased to Others
EDDY COUNTY
LEA COUNTY
R 28 E
R 29 E
R 30 E
R 31 E
R 32 E

0 5000 10,000 15,000
Scale (ft)

4th Ore Zone

Intrepid Potash—New Mexico, LLC
Carlsbad, New Mexico

LEGEND

- Mine Lease Boundary
- Measured Resource
- Indicated Resource
- 32 ft—% Cutoff

Base Map Source Data:
Intrepid Potash—New Mexico, LLC

4th Ore Zone Mineral Resources

Langbeinite Ore

PREPARED FOR: INTREPID — Essential Minerals for Success

DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN

Figure 11-9

AGAPITO ASSOCIATES, INC.
Mining and Civil Engineers and Geologists

JOB NO.: 363-29 ACADFILE: Intrepid 4th Ore Zone_2021 RESOURCE_MI.dwg Layout: Lang

Figure 11-9.    4th Ore Zone Mineral Resources, Langbeinite Ore

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        41

R 29 E
R 30 E
R 31 E
R 32 E
R 33 E
T 19 S
T 20 S
T 21 S
T 22 S
R 28 E
EDDY COUNTY
LEA COUNTY
ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
Igneous Dike
Subleased to Others
Sub-leased to Others
N
0
5000
10,000
15,000
Scale (ft)
3rd Ore Zone
Intrepid Potash—New Mexico, LLC
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Historical Mined-out Area
Measured Resource
Indicated Resource
32 ft—% Cutoff
Base Map Source Data:
Intrepid Potash—New Mexico, LLC

3rd Ore Zone Mineral Resources

Langbeinite Ore

PREPARED FOR: INTREPID Essential Minerals for Success

DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN

Figure 11-10

Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

JOB NO.: 363-29 ACADFILE: Intrepid 3rd Ore Zone_2021_RESOURCE_M.dwg Layout: 3rd_Lang

Figure 11-10.    3rd Ore Zone Mineral Resources, Langbeinite Ore

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        42
11.2Mineral Resource Estimate
The estimate of measured and indicated mineral resources effective December 31, 2021 extracted from the application of the resource cutoffs to the geologic model is listed in Table 11-4.
Table 11-4.    Mineral Resource Estimate Summary effective December 31, 2021

IPNM—Summary of Mineral Resources in millions of tons of Sylvinite effective December 31, 2021 based on 406 $/product ton mine site
	Resources			Mechanical Mining Cutoff[2]	Processing Recovery
	Sylvinite[1]	Grade	Contained K2O
	(Mt)	(%K2O)	(Mt)	(ft-%K2O)	(%)
Measured Mineral Resources	370	15	56	45–59	75–85
Indicated Mineral Resources	200	14	29	45–59	75–85
Measured + Indicated Mineral Resources	570	15	85
Inferred Mineral Resources	-
IPNM—Summary of Mineral Resource in millions of tons of Langbeinite Mineralized Rock in Place effective December 31, 2021 based on 425 $/product ton mine site
	Resources			Mechanical Mining Cutoff	Processing Recovery
	Langbeinite Mineralized Rock	Grade	Contained K2O
	(Mt)	(%K2O)	(Mt)	(ft-%K2O)	(%)
Measured Mineral Resources	50	10	5	32	68
Indicated Mineral Resources	60	10	6	32	68
Measured + Indicated Mineral Resources	110	10	11
Inferred Mineral Resources	-
[1]Sylvinite is a mixed evaporite containing NaCl and KCl.
[2]Solution mining resource cutoff for flooded old workings is the mining extents boundary.
Mineral Resources were prepared by Agapito (2022) and revised by RESPEC, a qualified firm for the estimate and independent of Intrepid Potash.
Mineral Resources are reported exclusive of Mineral Reserves, on a 100% basis. Mt = million tons; % = percent; K2O = potassium oxide; ft = feet

Discussion of Future Work
IPNM has historically and is currently producing from this property. There are no relevant technical or economic factors that need to be resolved.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        43
12Mineral Reserve Estimates
Mineral reserves that are to be mined using mechanical methods are estimated by the application of a detailed mine plan for the measured and indicated resources within the boundaries of the cutoff GT for reserves. The plan sets the basis for the estimation of annual production of product. The income from product sales and the operating and capital costs to mine the resource is fundamental to the cash flow used to establish economic viability.
Mineral reserves that are mined using solution mining methods are not subject to the traditional application of a cutoff grade but instead of operational limitations. An operational limit of the flood elevation establishes the cutoff between resource and reserve for this deposit.
According to 17 CFR § 229.1301 (2021), the following definitions are included for reference:
A probable mineral reserve is the economically mineable part of an indicated and, in some cases, a measured mineral resource.
A proven mineral reserve is the economically mineable part of a measured mineral resource. For a proven mineral reserve, the qualified person has a high degree of confidence in the results obtained from the application of the modifying factors and in the estimates of tonnage and grade or quality. A proven mineral reserve can only result from conversion of a measured mineral resource.
12.1Key Assumptions, Parameters, and Methods
By definition, modifying factors are the factors applied to indicated and measured mineral resources and then evaluated in order to establish the economic viability of mineral reserves. These factors for IPNM include mechanical and solution mining parameters; mineral processing; oil and gas drill islands and well locations; economic cutoff GT; deleterious minerology; and lease boundaries.
Intrepid has a long history of sales and marketing of their products. Sales are managed for all properties through the corporate office. Intrepid provided the historical demand and sales pricing through their SOEs from 2012 to 2020. Forward-looking pricing was provided by Intrepid marketing and the sales price outlook was reviewed in The World Bank Report Pink Sheets (2021). The product sale prices selected for analysis of cutoff grade for mechanically mined reserves is shown in Table 12-1.
Table 12-1.    Product Sales Price (Reserves)

Product	Sale Price	Freight	Net Sales Price	Cost of Goods Sold
Langbeinite	$340	$90	$250	$200/t
Sylvite	$325	$30	$295	$200/t

Economic modeling indicates cutoff grades for reserves at the IPNM East Mine of 43 ft% K2O for langbeinite resource (Table 12-2). Cutoff grade for brine production is listed in Table 12-3.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        44
12.2Mineral Reserves Estimate
The resource grids remaining after adjusting for cutoff grade, oil-and-gas pillars, drill islands, mined-out areas, and carnallite were used to create the detailed mechanical mine plan within the leased parcels. The mine plan boundary determines the technical feasibility of mining the reserves for zones. The modifying factors applied to the reserve are listed in Table 12-4. The detailed mechanical mine plan is shown in Figures 12-1, 12-2, and 12-3 for ore zones 5, 4, and 3, respectively. The mine plan layout for the solution mining is a flood elevation indicating the limit of the fluid injection boundary. The proven and probable reserves are included in Table 12-5 and are shown on Figures 12-4 through 12-7 for ore zones 5, 4, 3, and 1, respectively.
Table 12-2.    Cutoff for Mechanically Mined Reserves

Ore Mineral	Pure Mineral (%)	Nominal Grade Cutoffs (%K2O)	Mill Recovery (%)	Final Product Net Sale Value[1] ($)	Sale Value per Ore Ton at Cutoff Grade ($)	Mining Cost[2] ($)	Grade-Thickness Cutoff[3] (ft%K2O)	Applicable Ore Zones
Carlsbad East Mine								East–3, 4, 5 and West–4
Langbeinite[4]	22.70%	8.7%	68%	$250.00	$48.00	$48.00	43
[1] Sale value at long term reserve price less shipping with a nominal pre-tax profit.
[2] Estimated costs of goods sold per ton of ore not including interest, depreciation, depletion or taxes.
[3] Equivalent to 5.0-ft-thick ore at nominal grade.
[4] All langbeinite is processed at the East plant.

Table 12-3.    Cutoff for Solution Mined Reserves

Cost
Total production costs ($)	$31,500,000
Net revenue from salt ($)	$4,680,000
Total Cost (less revenue from salt)	$26,820,000
Potash
Tons sold	180,000
Net potash sales ($)	$44,100,000
Cutoff Analysis
Net concentration of production brine (% KCl)	5.6%
Cutoff net concentration (% KCl)	3.4%
Cutoff net concentration (% K2O)	2.2%

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        45
Table 12-4.    Modifying Factors for Reserves

Reserves
Oil and gas mechanical mining offsets	200–2,640 ft radius
Drill islands sterilization	200 ft radius
GT for sylvinite mechanical mining	57.0 ft% K2O
GT for high-insoluble sylvinite mechanical mining	75.0 ft% K2O
GT for langbeinite mechanical mining	43.0 ft% K2O
Minimum mechanical mining height East Mine	6.5 ft
Extraction factor	0.84
Random impurities factor	0.90
Flood elevation HB South	2,525 ft
Flood elevation HB North	2,325 ft
Flood Elevation HB Eddy	2,675 ft
Flood Elevation HB AMAX	2,500 ft
Solution mining dissolution	0.96
Solution mining areal recovery factor	1
Solution mining geologic factor	0.93-0.99
Solution mining cavern losses	0.02
Carnallite content mechanical mining	Less than 6%
Mineability	Defined in a detailed mine plan

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        46
Table 12-5.    Mineral Reserve Estimate effective December 31, 2021

IPNM—Summary of Potash Mineral Reserves effective December 31, 2021 based on 325 $/Product Ton Mine Site
	In-Place KCl	In-Situ Grade[1]	Product[2]	Brine Cutoff Grade[3]	Processing Recovery
	(Mt)	(%K2O)	(Mt)	(%K2O)	(%)
Proven Mineral Reserves	5.5	20.8	4.4	2.0	85
Probable Mineral Reserves	0.3	19.2	0.2	2.0	85
Total Mineral Reserves	5.8	20.7	4.6
IPNM—Summary of Langbeinite Mineral Reserves effective December 31, 2021 based on 340 $/Product Ton Mine Site
	ROM Ore[4]	In-Situ Grade[5] (Diluted)	Product[6]	Cutoff Grade	Processing Recovery
	(Mt)	(%K2O)	(Mt)	(ft-%K2O)	(%)
Proven Mineral Reserves	18.1	8.5	4.9	43	68
Probable Mineral Reserves	4.2	9.1	1.2	43	68
Total Mineral Reserves	22.3	8.6	6.1
1In-situ grade is the amount of K2O in the contact area of the caverns and is used to calculate the In-Place KCl.
[2]Product is calculated by multiplying In-Place KCl by: dissolution factor of 96%, areal recovery of 100%, geologic factor of 94.2%, plant recovery of 85%, cavern loss factor of 98%, and a product purity factor of (1/.95).

[3]Brine cutoff grade is the amount of K2O in the extracted brine necessary to cover the cash costs of production.
4ROM Ore is reported based on a detailed conventional mine plan adjusted for random impurities of 10%.
5In-situ grade (diluted) is the amount of K2O in the ore body with consideration of dilution occurring during mining.
[6]Product tons are calculated by multiplying ROM Ore by: the In-Situ Grade (Diluted)/22.7%, plant recovery of 68%, and a product purity factor of (1/.944). In-Situ Grade (Diluted) is divided by 22.7% to convert K2O grade to pure langbeinite by mass.

Mineral Reserves were initially prepared by Agapito Associates, Inc for EOY 2021 and revised by RESPEC for EOY 2021, a qualified firm for the estimate and independent of Intrepid Potash.
Mineral Reserves are reported exclusive of Mineral Resources, on a 100% basis.

Mt = million tons, % = percent, K2O = potassium oxide, ft = feet, ROM = Run-of-Mine

12.3Risk Factors
Mineral reserves are an estimate from sparse data sampling points in a geologic setting that can be highly variable. The risk of material changes to the geologic interpretation is tempered by the application of the anomaly factor and the long history of mining in this deposit. Costs are subject to impact by the broader economy and can be impacted by the weather and other natural forces. A change in rules or regulations can result in unanticipated cost increases.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        47

RAMP
0
2000
Scale (ft)
Legend
5th Ore Zone—Mined Out
5th Ore Zone—Planned
Mining Advance (Timing)
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11
Year 12
Year 13
Year 14
Year 15
Year 16
Year 17
Year 18
Year 19
Year 20
Year 21
Year 22
Year 23
Year 24
Year 25

363-28 Intrepid [EastMineTimingModel_061721_rjl Formatted.dwg Layout: Z5]cmr/rjl(8-30-2021)

Figure 12-1.    Detailed Mechanical Mine Plan—East Mine Langbeinite Zone 5

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        48
Figure 12-2.    Detailed Mechanical Mine Plan—East Mine Langbeinite Zone 4

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        49

Mining Advance (Timing)
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11
Year 12
Year 13
Year 14
Year 15
Year 16
Year 17
Year 18
Year 19
Year 20
Year 21
Year 22
Year 23
Year 24
Year 25
3-175
N
0
2000
Scale (ft)
Legend
3rd Ore Zone—Mined Out
3rd Ore Zone—Planned

363-28 Intrepid [EastMineTimingModel_061721_rjl Formatted.dwg Layout: Z3]cmr/rjl(6-25-2021)

Figure 12-3.    Detailed Mechanical Mine Plan—East Mine Langbeinite Zone

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        50

HB MINE
HB MINE
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
EDDY COUNTY
LEA COUNTY
Igneous Dike
West Mine–East Mine Connection Point 5th Ore Zone
Subleased to Others
Sub-leased to Others
0 5000 10,000 15,000
Scale (ft)
N
5th Ore Zone
Intrepid Potash Inc.
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Historical Mined-out Area
Proven Reserves
Probable Reserves
43 ft—% Cutoff
Oil and Gas Buffer (Range=200'R - 2640'R) Nov 2019 (Intrepid)
Drill Island
Base Map Source Data:
Intrepid Potash—New Mexico, LLC
5th Ore Zone Mineral Reserves
Langbeinite Ore
PREPARED FOR:
INTREPID
DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN
Figure 12-4
Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

Figure 12-4.    5th Ore Zone Mineral Reserves, Langbeinite Ore

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        51

ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
Igneous Dike
EDDY COUNTY
LEA COUNTY
West Mine–East Mine
Connection Point
5th Ore Zone
Subleased to Others
Sub-leased to Others
R 29 E
R 30 E
R 31 E
R 32 E
R 33 E
R 28 E
T 19 S
T 20 S
T 21 S
T 22 S
N
0
5000
10,000
15,000
Scale (ft)
4th Ore Zone
Intrepid Potash—New Mexico, LLC
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Proven Reserves
Probable Reserves
43 ft—% Cutoff
Oil and Gas Buffer
(Range=200'R - 2640'R)
Nov 2019 (Intrepid)
Drill Island
Base Map Source Data:
Intrepid Potash—New Mexico, LLC
4th Ore Zone Reserves
Langbeinite Ore
PREPARED FOR:
INTREPID
Essential Minerals for Success
DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN
Figure 12-5
Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

Figure 12-5.    4th Ore Zone Reserves, Langbeinite Ore

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        52

EDDY COUNTY
LEA COUNTY
ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
LEASE EXCLUSION
Igneous Dike
Igneous Dike
Subleased to Others
Subleased to Others
Subleased to Others
Sub-leased to Others
R 29 E
R 30 E
R 31 E
R 32 E
R 33 E
R 28 E
T 19 S
T 20 S
T 21 S
T 22 S
N
0
5000
10,000
15,000
Scale (ft)
3rd Ore Zone
Intrepid Potash—New Mexico, LLC
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Historical Mined-out Area
Proven Reserves
Probable Reserves
43 ft—% Cutoff
Oil and Gas Buffer (Range=200'R - 2640'R) Nov 2019 (Intrepid)
Drill Island
Base Map Source Data: Intrepid Potash—New Mexico, LLC
3rd Ore Zone Mineral Reserves
Langbeinite Ore
PREPARED FOR:
INTREPID
Essential Minerals for Success
DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN
Figure 12-6
Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

Figure 12-6.    3rd Ore Zone Mineral Reserves, Langbeinite Ore

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        53

1st Ore Zone
Intrepid Potash—New Mexico, LLC
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Proven Reserves
Probable Reserves
Oil and Gas Buffer (Range–200'R - 2640'R) Nov 2019 (Intrepid)
Drill Island
Carnallite Contours (≥ 6%) C.I. = 2.0
Scale (ft)
0
5000
10,000
15,000
ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
EDDY COUNTY
LEA COUNTY
LEASE EXCLUSION
Igneous Dike
Subleased to Others
Base Map Source Data:
Intrepid Potash—New Mexico, LLC
1st Ore Zone Mineral Reserves
Sylvinite Ore
PREPARED FOR:
INTREPID
DRAWN BY: CMR/RJL
CHECKED BY: SBP
DATE: 9–8–2021
SCALE: AS SHOWN
Figure 12-7
Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS
JOB NO.: 363-28
ACADFILE: Intrepid 1st Ore Zone_2021_RESERVE_PF.dwg Layout: 1st Syl

Figure 12-7.    1st Ore Zone Mineral Reserves, Sylvinite Ore

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        54
13Mining Methods
The two mining methods currently in practice at IPNM are high-extraction mechanical underground room-and-pillar mining and solution mining. Mechanical mining is well suited to bedded deposits. All MOP production at IPNM comes from the HB Solar Solution Mine in the 1st and 3rd ore zones. Trio® production is from langbeinite mined using room-and-pillar mechanical mining methods at the East Mine in the 3rd, 4th, and 5th ore zones. Historically, MOP was sourced from the West Mine 5th, 7th, and 10th ore zones. Approximately 285 people are employed at the property.
The East Mine is a high-extraction, mechanical room-and-pillar mine. Potash was the primary product until mining progressed to the mixed langbeinite and potash ore in the 5th ore zone. The mixed ore was processed into two products: MOP sourced from the sylvinite portion of the mixed ore, and Trio® sourced from the langbeinite portion of the mixed ore. The East Mine plant was converted to a langbeinite-only operation in April 2016 and potash is no longer produced from the East Mine. The maximum productive capacity of the plant is 400,000 t of Trio® concentrate annually.
There are five active sections with a miner and a shuttle car loading onto a belt conveyor. Each mining section produces approximately 240,000 t of run-of-mine ore each year. The long-range production balanced with sales projections results in a long-term annual production of 1.2 Mt of ore for 250,000 t of Trio® annually.
Historical room-and pillar-mining operations at the HB complex recovered about 70% of the ore, leaving approximately 30% of the ore available for secondary recovery in pillars plus what can be recovered beyond the limits of the conventional mine works. Mining at the HB Solar Solution Mine recovers potash by injecting saturated saline NaCl brine into the old mine works to create underground leach lakes. Over time, the solution enriched with potash is pumped to the surface to solar evaporation ponds. Selective solar evaporation leaves behind a potash-enriched salt that is collected using scrapers, pumped, and processed at the HB Plant. The solution mine comprises six injection wells, five extraction wells, and three monitoring wells.
The North Mine operated from 1957 to 1982 when it was idled, mainly due to low potash prices and a change in the mineralogy of the readily accessible remaining reserves which negatively impacted mineral processing. Although the mining and processing equipment has been removed, the mine shafts remain open. The compaction facility at the North Mine is where the HB potash product is granulated, stored, and shipped. The North Facility receives compactor feed from the HB Solar Solution Mine via truck and converts the compactor feed to finished granular-sized product and standard-sized product.
The extents of the mine plans shown for this reserve estimate are shown in Figure 13-1 and included in tabular format in Table 13-1. The life of the resources and reserves at IPNM exceeds 25 years.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        55

R 29 E
R 30 E
R 31 E
R 32 E
R 33 E
T 19 S
T 20 S
T 21 S
T 22 S
EDDY COUNTY
LEA COUNTY
ACTIVE SOLUTION MINING AREA
NORTH MINE
WEST MINE
EAST MINE
LEASE EXCLUSION
Igneous Dike
West Mine–East Mine Connection Point 5th Ore Zone
Subleased to Others
R 28 E
N
0 5000 10,000 15,000
Scale (ft)
Intrepid Potash Inc.
Carlsbad, New Mexico
LEGEND
Mine Lease Boundary
Historical Mined-out Area
Planned Mining
Base Map Source Data:
Intrepid Potash—New Mexico, LLC

Underground and Solution Mining Extents

PREPARED FOR: INTREPID

DRAWN BY: RJL
CHECKED BY: SBP
DATE: 9-8-2021
SCALE: AS SHOWN

Figure 13-1

Agapito Associates, Inc.
ENGINEERS & GEOLOGISTS

Figure 13-1.    Underground and Solution Mining Extents

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        56
Table 13-1.    IPNM 25-Year Mine Plan

Calendar Year	Plan Year	Langbeinite						MOP
		A	B	C	D	E	F	R	S	T	U	V	W
		Ore Production (Tons)	Ore Grade (%K2O)	Recovered K2O (Tons)	Product Langbeinite (Tons)	Handling Losses (Tons)	Langbeinite (Tons)	Brine Extracted (Gallons)	Brine Grade (%K2O)	K2O (Tons)	Product KCl (Tons)	Handling Losses (Tons)	MOP (Tons)
2022	Year 1	1,200,000	9.64	64,000	293,600	11,700	281,900	510,000,000	5.05	113,500	185,200	5,600	180,000
2023	Year 2	1,208,000	9.43	63,100	289,400	11,600	277,800	510,000,000	5.05	113,500	185,200	5,600	180,000
2024	Year 3	1,206,000	8.69	58,000	266,100	10,600	255,500	510,000,000	5.05	113,500	185,200	5,600	180,000
2025	Year 4	1,206,000	7.53	50,300	230,700	9,200	221,500	510,000,000	5.05	113,500	185,200	5,600	180,000
2026	Year 5	1,204,000	8.14	54,300	249,100	10,000	239,100	510,000,000	5.05	113,500	185,200	5,600	180,000
2027	Year 6	1,200,000	8.28	55,000	252,300	10,100	242,200	510,000,000	5.05	113,500	185,200	5,600	180,000
2028	Year 7	1,202,000	8.82	58,700	269,300	10,800	258,500	510,000,000	5.05	113,500	185,200	5,600	180,000
2029	Year 8	1,206,000	8.96	59,900	274,800	11,000	263,800	510,000,000	5.05	113,500	185,200	5,600	180,000
2030	Year 9	1,206,000	8.53	57,000	261,500	10,500	251,000	510,000,000	5.05	113,500	185,200	5,600	180,000
2031	Year 10	1,210,000	8.52	57,100	261,900	10,500	251,400	510,000,000	5.05	113,500	185,200	5,600	180,000
2032	Year 11	1,200,000	8.76	58,200	267,000	10,700	256,300	510,000,000	5.05	113,500	185,200	5,600	180,000
2033	Year 12	1,201,000	9.07	60,300	276,600	11,100	265,500	510,000,000	5.05	113,500	185,200	5,600	180,000
2034	Year 13	1,202,000	8.50	56,600	259,600	10,400	249,200	510,000,000	5.05	113,500	185,200	5,600	180,000
2035	Year 14	1,212,000	8.77	58,900	270,200	10,800	259,400	510,000,000	5.05	113,500	185,200	5,600	180,000
2036	Year 15	1,206,000	8.80	58,800	269,700	10,800	258,900	510,000,000	5.05	113,500	185,200	5,600	180,000
2037	Year 16	1,204,000	9.03	60,200	276,100	11,000	265,100	510,000,000	5.05	113,500	185,200	5,600	180,000
2038	Year 17	1,201,000	8.59	57,100	261,900	10,500	251,400	510,000,000	5.05	113,500	185,200	5,600	180,000
2039	Year 18	1,201,000	7.73	51,400	235,800	9,400	226,400	510,000,000	5.05	113,500	185,200	5,600	180,000
2040	Year 19	1,206,000	7.76	51,800	237,600	9,500	228,100	510,000,000	5.05	113,500	185,200	5,600	180,000
2041	Year 20	1,206,000	7.68	51,300	235,300	9,400	225,900	510,000,000	5.05	113,500	185,200	5,600	180,000
2042	Year 21	1,206,000	7.44	49,700	228,000	9,100	218,900	510,000,000	5.05	113,500	185,200	5,600	180,000
2043	Year 22	1,204,000	7.96	53,100	243,600	9,700	233,900	510,000,000	5.05	113,500	185,200	5,600	180,000
2044	Year 23	1,201,000	7.66	51,000	233,900	9,400	224,500	510,000,000	5.05	113,500	185,200	5,600	180,000
2045	Year 24	1,202,000	7.67	51,100	234,400	9,400	225,000	510,000,000	5.05	113,500	185,200	5,600	180,000
2046	Year 25	1,206,000	8.56	57,200	262,400	10,500	251,900	510,000,000	5.05	113,500	185,200	5,600	180,000
*Numbers rounded for clarity
Ore Grade K2O to Langbeinite K2O - 81% (Ore Grade K2O includes KCl)								Extraction brine density - 1.24

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        57

Langbeinite plant recovery - 68%	KCl plant recovery - 85%
Product purity - 95.6%	Product purity - 97%
Pure Langbeinite equates to 22.7% K2O by mass	Pure KCl equates to 63.17% K2O by mass
Handling losses - 4%	Handling losses - 3%
C =A*(B/100)*0.81*0.68	T = R*(S/100)*1.24*8.34/2000*0.85
D = C/0.227/0.956	U = T/0.6317/0.97
E = D*0.04	V = U*0.03
F = D-E	W = U-V

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        58
14Processing and Recovery Methods
All IPNM ores are processed on-site. There are two active processing plants: the East Plant and HB Solar Solution Plant. The West Plant was idled in 2016. The North Compactor was completed in early 2013 and is used to granulate, store, and ship product from the HB Plant.
Declining ore grades coupled with market conditions have resulted in IPNM shuttering much of it sylvite capacity in the past 5 years. Historically, the East Plant produced white sylvite by evaporative crystallization and langbeinite (K2SO4·2MgSO4) by dense media separation of the coarse fraction (+20 mesh) of ore mined from the 3rd, 4th, and 5th ore zones. In 2016, sylvite production permanently ceased and the East Plant became a langbeinite-only producer. Langbeinite recoveries have since improved to as high as 72%.
14.1HB Processing Facility
In 2012, IPNM commenced filling the HB solar evaporation ponds (Figure 14-1). The extraction brine sourced from the mined-out areas of the 1st ore zones of the former underground workings of portions of HB Eddy, HB South, HB North, and the HB Crescent, collectively referred to as the HB Mine, contains approximately 21.7% NaCl and 7.0% KCl. The brine is collected and crystallized in 18 solar evaporation ponds. The HB flotation mill processes the harvested potash and salts from the solar evaporation ponds.
Conditioned injectate, made with NaCl-saturated brine, is injected to create underground leach lakes in the lower portions of abandoned subsurface mine workings. The solution mine comprises six injection wells, five extraction wells, and three monitoring/extraction wells.
The simplified process flow diagram (PFD) is shown in Figure 14-2. NaCl-saturated brine is injected into the mines producing about 400 million gallons of brine at an estimated grade of 7.0% KCl and 21% NaCl. The evaporation ponds concentrate and crystallize the brine to produce about 680,000 tpy of crystal at 16–18% K2O (26–30% KCl) with the remainder being largely halite. The crystals are mechanically harvested, re-pulped in double-saturated brine and pumped to the HB processing facility.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        59

T20S
T21S
R30E
R31E
R31E
R32E
LEASE EXCLUSION
Area Shown Below
WEST MINE
EAST MINE
LEASE EXCLUSION
LEASE EXCLUSION
R29E
R30E
R30E
R31E
0
10000
Scale (feet)
Legend
Section Line
Township/Range Line
County Line
Lease Line
0
1500
Scale (feet)
3
2

363-25 Intrepid NM [IPNM Transportation Map.dwg Layout: 1Solar Evap Pond]rjl(11-3-2020)

Figure 14-1.    HB Evaporation Ponds

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        60

EVAPORATION
BRINE INJECTION INTO MINES
SOLAR PONDS
MECHANICAL HARVEST
CRYSTAL REPULP
SCREEN
CRUSHER
LUMP BREAKER SUMP
CONDITIONER
FLOATATION
TAILS CYCLONE
B
FLOAT CONCENTRATE TO LEACH
A
A
FLOAT CONCENTRATE
B
TAILS CYCLONE
M
LEACH TANKS
TAILS CENTRIFUGE
SALT
PRODUCT CYCLONE
KCl CENTRIFUGE
KCl DRYER
KCl STORAGE
NORTH PLANT

363-28 Intrepid Potash [Intrepid_PFD Drawing.dwg; Layout: HB-PFD-1_2]:smvf/rjl (1-19-2022)

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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The crystals are statically screened with the oversize processed through a crusher and recycled. The screened crystal is combined with reagents and fed to flotation cells. The rougher flotation concentrate is forwarded to the agitated leach tank.
The leached solids are at a product grade of >95.5% KCl with 60.5% K2O. The solids are dried, sampled, and conveyed to storage bins prior to transfer to the North Plant for compaction and shipment to sales.
14.2Langbeinite Processing Facility
The East Plant was modified in 2003–2004 to allow dual processing to recover the K2O value from both the sylvite and langbeinite fractions of the ore. In 2016, the sylvite circuit was permanently closed. Langbeinite, marketed as the organic fertilizer Trio® brand of products, is recovered using dense media separation and a fine langbeinite recovery circuit. A simplified process flow diagram is included as Figure 14-3.
Currently about 1 million tpy (Mtpy) of ore is processed at a rate of 300 tph. The ore is crushed, screened, pulped, and rescreened. Coarse material is forwarded to the dense media separation (DMS) circuit. The DMS concentrate is water leached, debrined, and dried. The coarse product is separated into the three Trio® products. Fine material from the screening process is recovered using gravity separation, leaching, debrining, and drying. Fine material is upgraded to premium product using pelletization.
14.3North Compaction Plant
The North Plant provides classification, compaction, quality control, and load-out services for production from the HB Solar Solution Mine. A simplified flow diagram for the North Compaction Plant is presented in Figure 14-4.
Belly dump trucks unload HB product into a dump pocket. The material is then sent to surge bins. The product is screened, preheated, weighed, and sent to a compactor feed bin.
Material is fed to the roll compactor, and resulting flakes are further reduced in size with the subsequent flake breaker and crusher. Product is then screened and sent to the curing dryer and screened once again before being sent to final product storage.
The product is shipped to market in trucks or rail cars.
14.4Tailings Facilities
There are three tailings storage facilities (TSF) at IPNM: East, West, and North.
The East TSF is shown in Figure 14-5. The New Mexico State Engineer in the Dam Safety Bureau required IPNM to evaluate as-built conditions and stability of the East TSF due to the lack

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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Figure 14-3.    East Plant Process Simplified Flow Diagram
of original construction calculations and drawings. IPNM completed the required geotechnical evaluation assessment in 2018. Based on that evaluation, a conceptual improvement plan was developed to buttress slopes greater than 26 ft in height and to add a 3-ft lift to the crest of the facility to achieve minimum compliance requirements.
The West TSF, in Figure 14-6, is permitted for tailings disposal from the West Plant. The plant is currently not in operation. NaCl from the facility is used to condition the injectate stream for the HB Solution Mine.
The North TSF in Figure 14-7 is only used to handle excess brine/water and has ample capacity.

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        63

GRANULAR PRODUCT SCREEN
COMPACTION FEED BIN
TRUCK DUMP
FEED SURGE BINS
ROLL COMPACTOR
GRANULAR LUMP CRUSHER
SCREEN
FLAKE BREAKER
FLAKE CRUSHER
CRUSHER
PRE-HEATER
CURING DRYER
PRODUCT STORAGE
RAIL SCALE
TRUCK SCALE

363-28 Intrepid Potash [Intrepid_PFD Drawing.dwg; Layout: North_PFD]:smvf/rjl (1-20-2022)

Figure 14-4.    North Plant Simplified Process Flow Diagram

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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T20S
R30E
R31E
R31E
R32E
T21S
LEASE
EXCLUSION
WEST MINE
EAST MINE
Area Shown Below
0
10000
Scale (feet)
LEASE EXCLUSION
R29E
R30E
LEASE EXCLUSION
R30E
R31E
East Plant
8
9
Dam
Dam Spillway
Legend
Section Line
Township/Range Line
County Line
Lease Line
0
1500
Scale (feet)

363-25 Intrepid NM [IPNM Transportation Map_2021.dwg Layout: 3 East Tailings Pond]rjl(1-19-2022)

Figure 14-5.    East Tailings Storage Facility

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        65

T20S
T21S
R30E
R31E
R31E
R32E
LEASE
EXCLUSION
Area Shown Below
WEST MINE
EAST MINE
LEASE
EXCLUSION
LEASE EXCLUSION
0
10000
Scale (feet)
R29E
R30E
R30E
R31E

12
7
West Plant
Dam Spillway
13
18
Legend
Section Line
Township/Range Line
County Line
Lease Line
0
1500
Scale (feet)

363-25 Intrepid NM [IPNM Transportation Map_2021.dwg Layout: 2 West Tailings Pond]rjl(1-19-2022)

Figure 14-6.    West Tailings Storage Facility (HB Brine Recirculation)

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        66

LEASE EXCLUSION
HB MINE
NORTH MINE
0
10000
Scale (feet)
Area Shown Below
LEASE EXCLUSION
T20S
EDDY COUNTY
LEA COUNTY
LEASE EXCLUSION
R30E R31E
R31E R32E
Legend
Section Line
Township/Range Line
County Line
Lease Line
0
2000
Scale (feet)
12
7
13
18
North Plant

363-25 Intrepid NM [IPNM Transportation Map.dwg Layout: 4 North Tailings Pond]rjl(11-4-2020)

Figure 14-7.    North Tailings Storage Facility (inactive)

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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15Infrastructure
The IPNM mines have a robust infrastructure in place. IPNM has adequate water rights at each of the mine properties. All of the mining operations are accessible by paved state or county highways and are accessible by rail. All of the operations obtain electric power from local utilities fed to recently upgraded substations. The infrastructure layout is shown on Figure 15-1.

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        68

360
31
EDDY COUNTY
LEA COUNTY
HB MINE
HB MINE
HB MINE
LEASE EXCLUSION
NORTH MINE
180
62
243
176
LEASE EXCLUSION
WEST MINE
EAST MINE
TO CARLSBAD
6 miles
31
31
285
LOVING
T. 18 S.
T. 19 S.
T. 20 S.
T. 21 S.
T. 22 S.
T. 23 S.
R. 28 E.
R. 29 E.
R. 30 E.
R. 31 E.
R. 32 E.
N
0
2.5
5
Scale (miles)
INTREPID
Essential Minerals for Success
New Mexico Department of Transportation Road Classifications
Road — Principal Arterial
Road — Major Collector
Road — Minor Collector
Road — Other
Legend
Railroad

AAI Edits: 363-28 Intrepid NM [IPNM Transportation Map_2021.dwg Layout: AAI_Roads_Railroads]rjl(3-17-2021)

Figure 15-1.    Layout of the Infrastructure

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        69
16Market Studies
Price projections are based on a combination of historic pricing trends and expectations of future potash consumption and production. Intrepid uses a variety of sources including, but not limited to, industry reports, company announcements, third-party market studies, and internal estimates when establishing a forecasted price. Intrepid compares its historic realized pricing to widely available benchmark prices, specifically the Midwest Warehouse potash price and the U.S. New Orleans Louisiana (“NOLA”) Barge Market potash price, to establish a historic price differential which it uses when analyzing future price expectations.

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        70
17Environmental Studies, Permitting, and Plans
IPNM holds numerous environmental, mining, safety, and other permits and governmental approvals authorizing the operations at each of the facilities. Operations are subject to permits for, among other things, extraction of salt and brine, discharges of process materials and waste to air and surface water, and injection of brine. IPNM is obligated to reclaim and remediate disturbed lands when they cease operations.

17.1Environmental Studies
IPNM has all necessary operating permits and is in production, both underground and solution mining, and through the permit reporting maintains environmental compliance. Environmental studies are conducted for major project expansions. The most recent Environmental Audit (EA) was completed in 2015 for the expansion of the HB In-situ Solution Mining project to include the solution mining of the abandoned AMAX potash mine. The work referenced the initial EIS for the HB In-Situ Solar Solution Mining Project EIS (DOI 2012).
17.2Waste and Tailings Disposal, Site Monitoring, and Water Management During and After Mine Closure
The property has three tailings’ impoundments, one of which is in current operation, that were described in Section 14. Tailings brine water is recycled for use in processing plants and solution wells. At closure, the tailings piles will dry and form a very hard, stable crust. No recontouring or revegetation of tailings piles are anticipated because the hard crust will provide adequate slope stability. The perimeter dikes will be stabilized for long-term integrity. Precipitation on the pile will dissolve some of the salt as it moves down into the brine pond, but is not anticipated to be saturated when it exits the pile. The tailings areas will be fenced off to minimize public access. No additional reclamation of the tailings piles is necessary at closure.
17.3Permitting Status and Reclamation Bonds
The permitting status of each of the major permits is listed in Table 17-1. Bonds for mine closure and groundwater discharge are currently at a value of $3.764 million. The most recent update to the permits, currently awaiting BLM and New Mexico Environmental Department (NMED) approval, will increase the bond amount to $4.475 million.
17.4Agreements with Local Individuals
There are no specific agreements with local individuals or groups.
17.5Closure Plans
Closure plans include the repurposing, demolition, and removal of surface infrastructure and safely securing shafts for public safety. Mine operations and closure plans are periodically filed with the BLM. The proposed methods of abandonment are designed to protect unmined

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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Table 17-1.    Permitting Status

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recoverable reserves and other resources. While each mine area has specific detailed closure requirements, the major closure steps include closure of shafts and relief wells, tailings stabilization, asbestos removal, building demolition, reclamation of building footprints; reclamation of other areas, dispose of any contaminated soils, reclamation of landfills, reclamation of roads, and remediation of Recognized Environmental Concerns (REC).
Upon completion of solution mining operations at the HB Mine, all structures, wells, pipelines, and ancillary equipment located on Federal, State, and Intrepid fee land will be abandoned, demolished, razed, and hauled to an appropriately permitted local landfill for proper disposal.
17.6Adequacy of Current Plans and Compliance
It is the QP’s opinion that the current plans are adequate to address any issues related to environmental compliance, permitting, and local individuals or groups.

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        73
18Capital and Operating Costs
Intrepid has provided the mining costs history and sales data since 2007 and budgeted capital costs dated January 6, 2020. The East mine is operating at approximately 60% of capacity and is anticipated to continue operating at the current rate. At reduced capacity, three sets of mining units are running at any given time and five units are available. With the West Mine taken offline, many of the capital items were recovered from the West Mine for use in the East Mine, reducing the amount of new capital required to sustain East Mine operations from 2016-2021. East Mine sustaining capital requirements are expected to increase beginning in 2022 as the availability of West Mine assets repurposed for use at East has diminished.
18.1Operating Cost Estimate
Intrepid provided the mining costs history and sales data since 2007. The cash operating cost including warehouse, handling, and royalty is provided in Table 18-1. These costs are subject to vary with changes in production. Cash production costs do not include interest, depreciation, depletion, or income taxes.
Table 18-1.    Unit Mining Cost

Cost Category	Cost
($/product ton)
Labor	$91
Maintenance Supplies	$25
Operating Supplies Including Reagents	$20
Natural Gas, Electricity and Fuel	$15
Leases, Property Tax, Insurance, etc.	$25
Subtotal	$176
Warehouse	$11
Royalties	$13
Cost of Goods Sold	$200

18.2Capital Cost Estimate
Capital items necessary to complete the mine plan include the treatment extension for the management of bitterns from the HB Solution Plant and the pipeline and injection/extraction wells for the AMAX extension of the HB Solar Solution Mines. The mine reclamation capital costs are included for 2022 through 2027. Work beyond Year 26 is allocated to Year 25 to establish contracting. The sustaining capital is outlined in the budget and includes major equipment replacement. No development in the conventional underground mine is planned beyond the ongoing mine extension. Mine advancement is included in the operating cost. Capital costs are shown in Table 18-2.

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        74
Table 18-2.    Major Capital Cost Estimate

Year Number	Year	Reclamation ($)	Capital ($)
1	2022	1,065,000
2	2023	1,621,500	13,000,000
3	2024	1,350,000	13,000,000
4	2025	1,375,000
5	2026	1,325,000
6	2027	1,325,000
7	2028
8	2029		5,000,000
9	2030
10	2031
11	2032
12	2033
13	2034
14	2035
15	2036
16	2037
17	2038
18	2039
19	2040		7,500,000
20	2041		7,500,000
21	2042
22	2043
23	2044
24	2045
25	2046	94,628,906

18.3Accuracy Discussion
Because the operating costs are based on historical actual expenses, the cost estimates are at an accuracy of at least +/- 15%.
Capital costs are based on actual bids or recent purchases of capital items plus an inflation factor. The capital costs estimates are at an accuracy of at least +/- 25% and contingency levels are less than 25%.
Reclamation costs are based on the most recent reclamation bond update and asset retirement obligations and are estimated to be accurate to at least +/- 15%.

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
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November 27, 2023        75
19Economic Analysis
To evaluate the viability of mining the IPNM mines’ reserves, an economic analysis was conducted. Annual revenue and production cost schedules were used to build a projected cash flow to accompany the mine plan. The costs and sales price parameters were assumed to be in constant US dollars.
19.1Key Assumptions, Parameters, and Methods
The property has a long history of operation at this location. The assumption list for the economic analysis is shown in Table 19-1.
Table 19-1.    Economic Analysis Assumptions

Parameter	Assumption
Trio® Sale Price (mine site)	$340/t
Potash Sale Price (mine site)	$325/t
Shipping Trio®	$90/t
Shipping Potash	$30/t
Trio® Production Target	250,000 tpy
Potash Production Target	180,000 tpy
Interest Rate	0–12% APR
Income Taxes (State and Federal)	40%
Resource Tax	1.25%

19.2Economic Analysis
For a property in operation, economic viability may be implied. The cash flow was developed using the life of mine plan and is listed in Table 19-2 and shown graphically in Figure 19-1. Annual ore production, ore grade and tons of product produced used in the cash flow analysis are taken from the annual life of mine production schedule as shown in Section 13: Mining Methods included in this Technical Report Summary. The annual life of mine production schedule provides the calculation of product tons resulting from tons of ore mined and the associated grade of ore mined.
19.3Sensitivity Analysis
NPV sensitivity analyses were run using variants in commodity price and operating costs for the pre-tax cash flow. The results of the sensitivity analysis are shown in Table 19-4 and graphically in Figure 19-3.

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November 27, 2023        76
Table 19-2.    Estimated Pre-Tax Cash Flow

		2022–	2027–	2032–	2037–	2042–
		2026	2031	2036	2041	2046
Langbeinite
	Ore Production (-million tons/year)	1.20	1.20	1.20	1.20	1.20
	Ore Grade (%K2O/year)	8.69	8.62	8.78	8.16	7.86

	Tons of K2O (-000/year)	57.94	57.54	58.56	54.36	52.42

	Product (Langbeinite) (-000 tons/year)	265.78	263.96	268.62	249.34	240.46
	Handling Losses (-000 tons/year)	10.62	10.58	10.76	9.96	9.62
	Tons (Langbeinite) (-000 tons/year)	255.16	253.38	257.86	239.38	230.84

	Sale Price Langbeinite ($/product ton)	$340	$340	$340	$340	$340
	Shipping ($/ton)	$90	$90	$90	$90	$90
	Net Sale Price/year	$250	$250	$250	$250	$250

MOP	Production (MOP) (-000 tons/year)	180.00	180.00	180.00	180.00	180.00

	Sale Price MOP ($/product tons/year)	$325	$325	$325	$325	$325
	Shipping ($/product tons/year)	$30	$30	$30	$30	$30
	Net Sale Price	$295	$295	$295	$295	$295

	Salt Sales ($-million/year)	$2.50	$2.50	$2.50	$2.50	$3.00
REVENUE ($-million/year)		$119.39	$118.95	$120.07	$115.45	$113.81

EXPENSES

	Cost of Goods Sold
	Expenses ($-million/year)	$84.83	$84.83	$84.80	$84.77	$84.78

	Income before Taxes ($-million/year)	$34.56	$34.11	$35.26	$30.67	$29.03

	Major Capital ($-million/year)	$6.55	$1.27	$0.00	$3.00	$18.93
	Pre-tax Cash Flow ($-million/year)	$28.01	$32.84	$35.26	$27.67	$10.10

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        77

$60
$40
$20
$0
-$20
-$40
-$60
-$80
-$100
Pre-tax in Millions of USD
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
Year

Figure 19-1.    Estimated Annual Pre-Tax Cash Flow

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        78
Table 19-3.    Estimated After-Tax Cash Flow

		2022–	2027–	2032–	2037–	2042–
		2026	2031	2036	2041	2046
Langbeinite
	Ore Production (-million tons/year)	1.20	1.20	1.20	1.20	1.20
	Ore Grade (%K2O/year)	8.69	8.62	8.78	8.16	7.86

	Tons of K2O (-000/year)	57.94	57.54	58.56	54.36	52.42

	Product (Langbeinite) (-000 tons/year)	265.78	263.96	268.62	249.34	240.46
	Handling Losses (-000 tons/year)	10.62	10.58	10.76	9.96	9.62
	Tons (Langbeinite) (-000 tons/year)	255.16	253.38	257.86	239.38	230.84

	Sale Price Langbeinite ($/product ton)	$340	$340	$340	$340	$340
	Shipping ($/ton)	$90	$90	$90	$90	$90
	Net Sale Price/year	$250	$250	$250	$250	$250

MOP	Production (MOP) (-000 tons/year)	180	180	180	180	180

	Sale Price MOP ($/product tons/year)	$325	$325	$325	$325	$325
	Shipping ($/product tons/year)	$30	$30	$30	$30	$30
	Net Sale Price	$295	$295	$295	$295	$295

	Salt Sales ($-million/year)	$2.50	$2.50	$2.50	$2.50	$3.00
REVENUE ($-million/year)		$119.39	$118.95	$120.07	$115.45	$113.81

EXPENSES

	Cost of Goods Sold
	Expenses	$84.83	$84.83	$84.80	$84.77	$84.78

	Income before Taxes	$34.56	$34.11	$35.26	$30.67	$29.03
	Depreciation	$1.21	$1.87	$2.07	$1.15	$1.20
	Depletion	$16.04	$16.56	$16.81	$14.98	$14.42
	Taxable Income	$17.30	$15.69	$16.39	$14.54	$13.41

	Fed and State (40% of Taxable Income)	$6.92	$6.28	$6.56	$5.82	$5.36
	Resource Excise Tax	$0.15	$0.15	$0.15	$0.14	$0.14
	Major Capital ($-million/year)	$6.55	$1.27	$0.00	$3.00	$18.93
	Cash Flow (After-Tax)	$21.00	$26.50	$28.64	$21.73	$4.60

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        79
Figure 19-2.    Estimated Annual After-Tax Cash Flow

Table 19-4 NPV Pre-Tax Cash Estimate
Interest Rate	NPV
(% APR)	($M)
0	$643
5	$417
8	$336
10	$295
12	$262

Table 19-5 NPV After-Tax Estimate
Interest Rate	NPV
(% APR)	($M)
0	$512
5	$330
8	$263
10	$231
12	$204

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        80
Figure 19-3.    Pre-Tax NPV Sensitivity to Price and Costs

Figure 19-4.    After-Tax NPV Sensitivity to Price and Costs

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        81
20Adjacent Properties
In preparing the report, the QP indicated that the Intrepid Potash operations and The Mosaic Company operations, although mining in the same geologic deposit, each has its own plants and infrastructure and are entirely independent of each other. It is the qualified person’s opinion that The Mosaic Company operations are not material in relation to Intrepid.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        82
21Other Relevant Data and Information
The Mine Safety and Health Administration (MSHA) is the governing agency for IPNM’s underground mines and related surface facilities in New Mexico. As required, these operations are regularly inspected by MSHA personnel. The HB Plant is governed by the Occupational Safety and Health Administration (OSHA).

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        83
22Interpretation and Conclusions
RESPEC’s QP review and resource and reserve estimations were performed to obtain a reasonable assurance of the estimates from the data provided by Intrepid and IPNM. The QP believes the findings are reasonable and realistic and have been developed using accepted engineering practices.
As with all geologic estimations, there is a level of risk and uncertainty because of sparse data. These estimates are considered reliable based on the historical success of mining operations recovering langbeinite and potash from this deposit. There is more uncertainty in future mining of the ore zones that have not been historically mined.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        84
23Recommendations
The QP recommends that IPNM continue planning for the challenges in solution mining with the presence of low levels of carnallite and plan for the expansion pipeline to the AMAX. The property is in operation, and no additional work is recommended.

RESPEC

REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        85
24References
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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        86
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Prepared for Intrepid Potash, Inc.
November 27, 2023        87

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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        88
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REVISED 2021 Estimated Resources and Reserves at Intrepid Potash-New Mexico
Prepared for Intrepid Potash, Inc.
November 27, 2023        89
25Reliance on Information
The QP relied on lease holdings and permitting status provided by Intrepid and IPNM for this reserve evaluation.

RESPEC